Advanced Series Trust

PROSPECTUS • April 30, 2012

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST CLS Moderate Asset Allocation Portfolio

AST First Trust Balanced Target Portfolio

AST First Trust Capital Appreciation
Target Portfolio

AST JPMorgan Strategic Opportunities Portfolio

AST Preservation Asset Allocation Portfolio

AST Schroders Global Tactical Portfolio

AST Schroders Multi-Asset World
Strategies Portfolio

AST T. Rowe Price Asset Allocation Portfolio

1	SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
5	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
9	SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
13	SUMMARY: AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
17	SUMMARY: AST FIRST TRUST BALANCED TARGET PORTFOLIO
21	SUMMARY: AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
25	SUMMARY: AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
29	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
33	SUMMARY: AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
38	SUMMARY: AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
42	SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
46	ABOUT THE FUND
47	PRINCIPAL RISKS
53	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
89	HOW THE FUND IS MANAGED
99	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
104	OTHER INFORMATION
106	FINANCIAL HIGHLIGHTS
118	APPENDIX
122	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..85%
Distribution (12b-1) Fees	None
Other Expenses	..14%
Acquired Fund Fees & Expenses	..03%
Total Annual Portfolio Operating Expenses	1.02%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Advanced Strategies	$104	$325	$563	$1,248

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 221% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio’s asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, and real return investment strategies. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA), which allocates the Portfolio’s net assets across different investment categories and different subadvisers. QMA also directly manages a portion of the Portfolio’s assets. Certain investment categories contain sub-categories. The subadviser for a category or sub-category employs a specific investment strategy for that category or sub-category. QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other subadvisers to determine which subadvisers are expected to perform best under the prevailing macro-economic landscape.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

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Liquidity and valuation risk. From time to time, the Portfolio may hold one or more securities for which there are no or few buyers and sellers or which are subject to limitations on transfer. The Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares.

Leverage risk. Leverage is the investment of borrowed cash. The effect of using leverage is to amplify the Portfolio’s gains and losses in comparison to the amount of the Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Short sale risk. The Portfolio’s short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise. Although certain investment strategies pursued by the Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss. In addition, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

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The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The Portfolio’s custom blended stock index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Capital Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays Capital US TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Dow Jones Wilshire REIT Index. The manager determined the weight of each index comprising the blended indexes.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.41%	2nd Quarter of 2009	-16.47%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	Since Inception (03/20/06)
Portfolio	0.11%	2.00%	3.09%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	1.63%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.17%	1.44%	2.83%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP of QMA	July 2006
AST Investment Services, Inc.		Edward L. Campbell	Portfolio Manager, Principal of QMA	July 2006

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..15%
Distribution (12b-1) Fees	None
Other Expenses	..01%
Acquired Fund Fees & Expenses	..85%
Total Annual Portfolio Operating Expenses	1.01%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$103	$322	$558	$1,236

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 71% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other Portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC (PI), AST Investment Services, Inc. (AST) or one of its affiliates.

The asset allocation strategy is determined by PI and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.

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Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Fund of funds risk. In addition to the risks associated with the indirect investment in the Underlying Portfolios, the Portfolio is subject to the following additional risks: to the extent the Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes; the ability of the Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives; the performance of the Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares; and there is a potential conflict of interest between the Portfolio and its adviser, Prudential Investments LLC, and the subadviser(s), which could impact the Portfolio.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

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The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s custom blended stock index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The manager determined the weight of each index comprising the blended index.

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Portfolio and does not represent the actual or predicted performance of the current Portfolio.

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Annual Total Returns

Best Quarter:		Worst Quarter:
13.21%	2nd Quarter of 2009	-14.63%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	-1.22%	1.25%	2.78%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-.25%	2.23%
Blended Index (reflects no deduction for fees, expenses or taxes)	2.44%	2.55%	4.23%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP of QMA	July 2006
		Edward L. Campbell	Portfolio Manager, Principal of QMA	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Senior Associate of QMA	March 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	..15%
Acquired Fund Fees & Expenses	..02%
Total Annual Portfolio Operating Expenses	1.17%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST BlackRock Global Strategies	$119	$372	$644	$1,420

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 314% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed-income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries). The Portfolio’s expected minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Mimimum Exposure	Neutral Exposure	Maximum Exposure
Equities
U.S. Mid-Cap & Large-Cap Equity	5%	20%	35%
Non-U.S. Equity	5%	20%	30%
U.S. Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

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Asset Class	Mimimum Exposure	Neutral Exposure	Maximum Exposure
Fixed-Income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds+	5%	15%	25%
Total Fixed-Income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****

+ Fixed-income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk” bonds. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
* Notwithstanding the individual minimum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 5%), Non-U.S. Equity (i.e., 5%), and U.S. Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.

** Notwithstanding the individual maximum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 35%), Non-U.S. Equity (i.e., 30%), and U.S. Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.

*** Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed-income investments is 55% of the Portfolio’s net assets.

**** Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets

The Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.

Investment Strategy	Mimimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%

*As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed-income asset classes as well as providing exposure to REITs and Commodities.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Commodity risk. A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

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Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

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The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Recent Events Risk. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Phil Green	Managing Director	May 2011
AST Investment Services, Inc.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..30%
Distribution (12b-1) Fees	None
Other Expenses	..02%
Acquired Fund Fees & Expenses	..71%
Total Annual Portfolio Operating Expenses	1.03%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST CLS Moderate Asset Allocation	$105	$328	$569	$1,259

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 113% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Portfolio includes: (i) the other investment portfolios of the Fund that are not operated as “funds-of-funds” (collectively, the Underlying Fund Portfolios); (ii) certain exchange-traded funds (i.e., investment companies that are registered under the Investment Company Act of 1940 (the 1940 Act) as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices) (collectively, the Underlying ETFs); and (iii) registered or non-registered money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. or one of their affiliates (collectively, the Underlying Money Market Portfolios). For the purposes of this section of the Prospectus, the Underlying Fund Portfolios, the Underlying Money Market Portfolios, and the Underlying ETFs are collectively referred to as the “Underlying Portfolios.” The Portfolio normally allocates approximately 50% of its net assets to equity securities and approximately 50% of its net assets to debt securities and money market instruments. Depending on market conditions, the equity portion may range between 40-60% of the Portfolio’s net assets and the debt-money market portion may range between 40-60% of the Portfolio’s net assets.

Under normal circumstances, at least 90% of the Portfolio’s assets will be allocated across as many as seven different “core” investment categories. The seven “core” investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Fund Portfolios selected by PI will be used to gain exposure to these “core” investment categories.

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Under normal circumstances, no more than 10% of the Portfolio’s assets will be allocated to “off-benchmark” investments. “Off-benchmark” investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced “core” investment categories. Examples of “off-benchmark” investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs will be used to gain exposure to “off-benchmark” investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Portfolio.

It is expected that the Portfolio’s subadviser will employ various tactical asset allocation strategies in connection with their establishment of target asset allocations. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. Redemptions of Underlying Fund Portfolio shares, however, are subject to certain limits established by Prudential Investments, LLC and AST Investment Services, Inc. from time to time. These limits may adversely affect the Portfolio’s investment performance by hindering the subadviser’s ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Fund of funds risk. In addition to the risks associated with the indirect investment in the Underlying Portfolios, the Portfolio is subject to the following additional risks: to the extent the Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes; the ability of the Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives; the performance of the Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares; and there is a potential conflict of interest between the Portfolio and its adviser, Prudential Investments LLC, and the subadviser(s), which could impact the Portfolio.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated

14

with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s custom blended stock index consists of the Russell 3000 Index (40%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (50%). The manager determined the weight of each index comprising the blended indexes.

15

Annual Total Returns

Best Quarter:		Worst Quarter:
13.83%	2nd Quarter of 2009	-13.95%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	Since Inception (11/19/07)
Portfolio	-1.82%	-0.29%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-1.77%
Blended Index (reflects no deduction for fees, expenses or taxes)	3.40%	2.30%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	November 2007
AST Investment Services, Inc.	CLS Investments, LLC	J.J. Schenkelberg CFA	Senior Portfolio Manager	November 2007
		Scott Kubie CFA	Chief Strategist	November 2007

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

16

SUMMARY: AST FIRST TRUST BALANCED TARGET PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital growth balanced by current income.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..85%
Distribution (12b-1) Fees	None
Other Expenses	..13%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..98%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST First Trust Balanced Target	$100	$312	$542	$1,201

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 130% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio normally invests approximately 65% of its net assets in equity securities and approximately 35% of its net assets in fixed-income securities as of the annual security selection date. Depending on market conditions, the equity portion may range between 60-70% of the Portfolio’s net assets and the fixed-income portion may range between 30-40% of the Portfolio’s net assets. The allocations do not take into account the potential investment of up to 5% of the Portfolio’s assets in the “liquidity” investment sleeve.

In seeking to achieve its investment objective, the Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security’s position within each of the investment strategies that invest primarily in equity securities.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Small company risk. The shares of small companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mid-capitalization company risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell the securities. Such investments also may be more volatile than investments in larger companies.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

License risk. The termination of a license used by the Portfolio or its adviser or subadviser may have a significant effect on the operation of the Portfolio.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

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Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Loan risk. The loans in which the Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans the Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered and exchange-listed securities. Because no active trading market may exist for some of the loans in which the Portfolio may invest, such loans may be illiquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Portfolio’s income.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s primary custom blended stock index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (20%), and the Barclays Capital U.S. Corporate Investment Grade Bond Index (35%). The Portfolio’s secondary custom blended stock index consists of the Standard & Poor’s 500 Index (65%) and the Dow Jones Corporate Bond Index (35%). The manager determined the weight of each index comprising the blended indexes.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.80%	3rd Quarter of 2009	-16.99%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	Since Inception (3/20/06)
Portfolio	-1.51%	-0.16%	1.07%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	1.63%

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Index
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	1.04%	1.88%	3.26%
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	4.54%	3.03%	4.17%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	First Trust Advisors L.P.	Robert F. Carey, CFA	Chief Investment Officer and Senior Vice President	March 2006
AST Investment Services, Inc.		Roger F. Testin, CFA	Senior Vice President	March 2006
		Jon C. Erickson, CFA	Senior Vice President	March 2006
		David G. McGarel, CFA	Senior Vice President	March 2006
		Todd W. Larson, CFA	Vice President and Fixed Income Portfolio Manager	January 2008
		Daniel J. Lindquist, CFA	Senior Vice President	March 2006
		Eric Maisel, CFA	Vice President	August 2011
		William Housey, CFA	Senior Vice President and Senior Portfolio Manager	August 2011
		Scott Fries, CFA	Vice President and Portfolio Manager	August 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital growth.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..85%
Distribution (12b-1) Fees	None
Other Expenses	..13%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..98%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST First Trust Capital Appreciation Target	$100	$312	$542	$1,201

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 150% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio normally invests approximately 80% of its net assets in equity securities and approximately 20% of its net assets in fixed-income securities as of the annual security selection date. Depending on market conditions, the equity portion may range between 75-85% of the Portfolio’s net assets and the fixed-income portion may range between 15-25% of the Portfolio’s net assets. The allocations do not take into account the potential investment of up to 5% of the Portfolio’s assets in the “liquidity” investment sleeve.

In seeking to achieve its investment objective, the Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security’s position within each of the investment strategies that invest primarily in equity securities.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Small company risk. The shares of small companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mid-capitalization company risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell the securities. Such investments also may be more volatile than investments in larger companies.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

License risk. The termination of a license used by the Portfolio or its adviser or subadviser may have a significant effect on the operation of the Portfolio.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

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Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Loan risk. The loans in which the Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans the Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered and exchange-listed securities. Because no active trading market may exist for some of the loans in which the Portfolio may invest, such loans may be illiquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Portfolio’s income.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s primary custom blended stock index consists of the Russell 3000 Index (55%), the MSCI EAFE Index (25%) and the Barclays Capital U.S. Corporate Investment Grade Bond Index (20%). The Portfolio’s secondary custom blended stock index consists of the Standard & Poor’s 500 Index (80%) and the Dow Jones Corporate Bond Index (20%). The manager determined the weight of each index comprising the blended indexes.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.29%	2nd Quarter of 2009	-21.51%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	Since Inception (3/20/06)
Portfolio	-6.22%	-1.46%	-0.23%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	1.63%

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Index
Primary Blended Index (reflects no deduction for fees, expenses or taxes)	-0.73%	0.56%	2.25%
Secondary Blended Index (reflects no deduction for fees, expenses or taxes)	3.51%	1.66%	3.12%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	First Trust Advisors L.P.	Robert F. Carey, CFA	Chief Investment Officer and Senior Vice President	March 2006
AST Investment Services, Inc.		Roger F. Testin, CFA	Senior Vice President	March 2006
		Jon C. Erickson, CFA	Senior Vice President	March 2006
		David G. McGarel, CFA	Senior Vice President	March 2006
		Todd W. Larson, CFA	Vice President and Fixed Income Portfolio Manager	January 2008
		Daniel J. Lindquist, CFA	Senior Vice President	March 2006
		Eric Maisel, CFA	Vice President	August 2011
		William Housey, CFA	Senior Vice President and Senior Portfolio Manager	August 2011
		Scott Fries, CFA	Vice President and Portfolio Manager	August 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	..16%
Dividend Expense on Short Sales	..10%
Broker Fees and Expenses on Short Sales	..01%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	1.27%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST JPMorgan Strategic Opportunities	$129	$403	$697	$1,534

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 116% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will utilize a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.

The Portfolio may invest in a wide range of asset classes, including U.S. and non-U.S. equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, U.S. and non-U.S. fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan’s tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on U.S. Treasuries or the London Interbank Offered Rate (LIBOR).

The approximate target allocation of Portfolio assets across asset classes and anticipated asset allocation ranges are set forth in the table below:

Asset Class	Approximate Allocation	Anticipated Investment Ranges
U.S. Equity Securities	27%	19-35%

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Asset Class	Approximate Allocation	Anticipated Investment Ranges
Foreign Equity Securities	13%	5-21%
U.S. & Foreign Debt Securities	50%	42-58%
U.S. Treasury Bills	10%	2-18%

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

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Liquidity and valuation risk. From time to time, the Portfolio may hold one or more securities for which there are no or few buyers and sellers or which are subject to limitations on transfer. The Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares.

Leverage risk. Leverage is the investment of borrowed cash. The effect of using leverage is to amplify the Portfolio’s gains and losses in comparison to the amount of the Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The AST JPMorgan Strategic Opportunities Portfolio, formerly the AST UBS Dynamic Alpha Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective March 15, 2010. Performance prior to March 15, 2010 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former AST UBS Dynamic Alpha Portfolio, and does not represent the actual or predicted performance of the AST JPMorgan Strategic Opportunities Portfolio.

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Annual Total Returns

Best Quarter:		Worst Quarter:
15.24%	2nd Quarter of 2009	-14.96%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	0.23%	1.97%	3.94%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%
Blended Index (reflects no deduction for fees, expenses or taxes)	2.88%	3.29%	5.09%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management Inc.	Patrik Jakobson	Managing Director & Portfolio Manager	March 2011
AST Investment Services, Inc.		Neill Nuttall	Portfolio Manager	May 2010
		Nicole Fazio, CFA	Portfolio Manager	January 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..15%
Distribution (12b-1) Fees	None
Other Expenses	..01%
Acquired Fund Fees & Expenses	..80%
Total Annual Portfolio Operating Expenses	..96%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$98	$306	$531	$1,178

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 58% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other Portfolios of the Fund and certain money market funds advised by Prudential Investments, LLC, AST Investment Services, Inc. or one of its affiliates.

The asset allocation strategy is determined by Prudential Investments LLC (PI) and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.

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Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Fund of funds risk. In addition to the risks associated with the indirect investment in the Underlying Portfolios, the Portfolio is subject to the following additional risks: to the extent the Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes; the ability of the Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives; the performance of the Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares; and there is a potential conflict of interest between the Portfolio and its adviser, Prudential Investments LLC, and the subadviser(s), which could impact the Portfolio.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements

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comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s custom blended stock index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The manager determined the weight of each index comprising the blended index.

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Annual Total Returns

Best Quarter:		Worst Quarter:
10.75%	2nd Quarter of 2009	-9.00%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	Since Inception (12/5/05)
Portfolio	0.99%	3.25%	4.06%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.23%
Blended Index (reflects no deduction for fees, expenses or taxes)	4.80%	4.36%	5.20%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens, CFA	Senior VP, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	VP, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP of QMA	July 2006
		Edward L. Campbell	Portfolio Manager, Principal of QMA	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Senior Associate of QMA	March 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST SCHRODERS GLOBAL TACTICAL PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays Capital U.S. Aggregate Bond Index (30%).

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..95%
Distribution (12b-1) Fees	None
Other Expenses*	..14%
Acquired Fund Fees & Expenses	..15%
Total Annual Portfolio Operating Expenses	1.24%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Schroders Global Tactical*	$126	$393	$681	$1,500

* The Portfolio will commence operations on or about April 30, 2012. Estimate based in part on assumed average daily net assets of $1.7 billion for the Portfolio (i.e., the approximate amount of the Portfolio’s net assets as of October 31, 2011) for the fiscal year ending December 31, 2012.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 133% of the average value of its portfolio.

The Portfolio was known as the AST CLS Growth Asset Allocation Portfolio during the most recent fiscal year ended December 31. As a result, the portfolio turnover figure above reflects the investment performance, investment operations, investment policies, investment strategies and expense structure of the former AST CLS Growth Asset Allocation Portfolio and is not representative in any way of the AST Schroders Global Tactical Portfolio’s current subadvisers, investment objective, policies, strategy, and expense structure.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, ETFs and other registered investment companies (collectively, the Underlying Portfolios), and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no less than three countries). The subadvisers use various investment strategies, currency hedging, and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective.

Under normal circumstances, approximately 70% of the Portfolio’s net assets will be invested to provide exposure to equity securities and approximately 30% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 60-80% of the Portfolio’s net assets and such fixed-income exposure

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may range between 20-40% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying Portfolios. The Portfolio may also invest up to 5% of its net assets in alternative investments. More specific information regarding the Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. Such exposures are preliminary and subject to change at any time.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Domestic Equities	35%	45%	55%
International Equities +	15%	25%	30%
Investment Grade Bonds	20%	28%	40%
High Yield or “Junk” Bonds	0%	2%	10%
Alternatives	0%	0%	5%

+  Under normal circumstances, the subadvisers will hedge approximately one-half of the foreign currency exposure resulting from the Portfolio’s international equity investments back into the U.S. dollar. The subadvisers will not, however, be required to engage in such hedging and may also hedge a different portion or all of the Portfolio’s foreign currency exposure in connection with these investments. In addition, no more than 15% of the Portfolio’s assets may be invested in issuers located in emerging market countries.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Commodity risk. A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

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Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to

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the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Recent Events Risk. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the former AST CLS Growth Asset Allocation Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s custom blended stock index consists of the Russell 3000 Index (60%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (30%). The manager determined the weight of each index comprising the blended indexes.

Note: The AST Schroders Global Tactical Portfolio, formerly the AST CLS Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 30, 2012. The performance figures below reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.85%	2nd Quarter of 2009	-18.22%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	Since Inception (11/19/07)
Portfolio	-2.39%	1.37%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-1.77%
Blended Index (reflects no deduction for fees, expenses or taxes)	1.99%	0.67%

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MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited	Johanna Kyrklund, CFA	Head of Multi-Asset Investments	April 2012
AST Investment Services, Inc.		Philip Chandler, CFA	Multi-Asset Portfolio Manager	April 2012
		Aymeric Forest, CFA	Multi-Asset Portfolio Manager	April 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution (12b-1) Fees	None
Other Expenses	..14%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	1.24%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Schroders Multi-Asset World Strategies	$126	$393	$681	$1,500

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 161% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies. The Portfolio’s subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.). The subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing the Portfolio’s assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended, such as “hedge funds”) (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments, including swap agreements.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

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Fund of funds risk. In addition to the risks associated with the indirect investment in the Underlying Portfolios, the Portfolio is subject to the following additional risks: to the extent the Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes; the ability of the Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives; the performance of the Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares; and there is a potential conflict of interest between the Portfolio and its adviser, Prudential Investments LLC, and the subadviser(s), which could impact the Portfolio.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

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Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Leverage risk. Leverage is the investment of borrowed cash. The effect of using leverage is to amplify the Portfolio’s gains and losses in comparison to the amount of the Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Short sale risk. The Portfolio’s short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise. Although certain investment strategies pursued by the Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss. In addition, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

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The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s primary custom blended stock index consists of the MSCI World Index (70%) and the US Three-Month Libor (30%). The manager determined the weight of each index comprising the blended indexes.

Note: Prior to July 21, 2008 the Portfolio was known as the AST American Century Strategic Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST American Century Strategic Allocation Portfolio, and does not represent the actual or predicted performance of the current Portfolio.

Annual Total Returns

Best Quarter:		Worst Quarter:
17.90%	2nd Quarter of 2009	-15.81%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	-3.38%	0.92%	3.45%
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	-5.02%	-1.82%	4.15%
Blended Index (reflects no deduction for fees, expenses or taxes)	-3.17%	-0.17%	3.98%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited.	Johanna Kyrklund, CFA	Head of Multi-Asset Investments	December 2008
AST Investment Services, Inc.		Michael Spinks, CFA	Portfolio Manager	December 2008

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..85%
Distribution (12b-1) Fees	None
Other Expenses	..13%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..98%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Asset Allocation	$100	$312	$542	$1,201

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 92% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Up to 50% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. Up to 10% of the equity portion may be allocated to a real assets segment. The real assets segment invests with the intention of providing exposure to companies that focus on real asset investments. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed-income portion); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed-income portion); and cash reserves (up to 40% of the fixed-income portion). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. The Portfolio’s maximum combined exposure to foreign equity and fixed-income securities is 30% of the Portfolio’s net assets.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise

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offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s custom blended stock index consists of the Russell 3000 Index (42%), the MSCI EAFE Index (ND) (18%) and the Barclays Capital U.S. Aggregate Bond Index (40%). The manager determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
13.54%	2nd Quarter of 2009	-14.26%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	1.98%	2.14%	4.99%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%
Blended Index (reflects no deduction for fees, expenses or taxes)	5.03%	2.87%	4.44%

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MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	Vice President and Portfolio Manager	May 2010
AST Investment Services, Inc.		Ken D. Uematsu, CFA	Vice President and Portfolio Manager	January 2009
		Raymond A. Mills, Ph.D., CFA	Vice President and Portfolio Manager	January 2000
		Daniel O. Shackelford, CFA	Vice President and Portfolio Manager	March 1999
		Anna Dopkin, CFA	Vice President and Portfolio Manager	April 2007
		Paul A. Karpers, CFA	Vice President and Portfolio Manager	August 2007
		Michael J. Conelius, CFA	Vice President and Portfolio Manager	June 2010

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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ABOUT THE FUND

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (“the 1940 Act”), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus.

Additional information about each Portfolio is set forth in the following chapters, and is also provided in the SAI.

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PRINCIPAL RISKS

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.

Asset Transfer Program Risk. Each Target Maturity Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally requires contract owners to participate in certain specialized asset transfer programs under which Prudential will monitor each contract owner’s account value and, if necessary, will systematically transfer amounts between the selected sub-accounts and sub-accounts investing in the Target Maturity Portfolios. The transfers are based on mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner’s account value within the selected sub-accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Prudential to transfer some or all of such contract owner’s account value to a Target Maturity Portfolio sub-account. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by certain fixed income investments.

The asset transfers may, however, result in large-scale asset flows into and out of the Target Maturity Portfolios and subject the Target Maturity Portfolios to certain risks. The asset transfers could adversely affect a Target Maturity Portfolio’s investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser’s ability to fully implement the Target Maturity Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Target Maturity Portfolios compared to other similar funds.

For more information on the benefit programs and asset transfer programs, please see your contract prospectus.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives involves a variety of risks, including:

  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To

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  mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards). See “Liquidity and valuation risk,” below.
  Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
  Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and may be volatile than the prices of investments in traditional equity and debt securities.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by a Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds Risk. The portfolios may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses,” above for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. In addition, because the Portfolios are used as Underlying Portfolios for certain asset allocation Portfolios, a large-scale purchase and redemption activity by the asset allocation Portfolios could increase expenses of the Underlying Portfolios.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.
  Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. See “Liquidity and valuation risk,” below.
  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest

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  rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.
  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
  Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.
  Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.
  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.
  Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.
  Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk. Each Asset Allocation Portfolio is structured as a “fund of funds,” which means that it invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the indirect investment in the Underlying Portfolios, each Asset Allocation Portfolio is subject to the following additional risks:

  To the extent that an Asset Allocation Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Asset Allocation Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, an Asset Allocation Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
  The ability of an Asset Allocation Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other funds with similar investment objectives and strategies.
  The performance of an Asset Allocation Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other funds pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell

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  assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other funds pursuing similar strategies. PI and the Portfolio’s Subadviser (s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
  There is a potential conflict of interest between an Asset Allocation Portfolio and its advisers, PI and the Portfolio’s Subadviser(s). Because the amount of the investment management fees to be retained by PI and its affiliates may differ depending upon which Underlying Portfolios are used in connection with the Asset Allocation Portfolios, there is a potential conflict of interest for PI and the Portfolio’s Subadviser(s) in selecting the Underlying Portfolios. In addition, PI and the Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which an Asset Allocation Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although PI and the Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the conflicts could impact the Asset Allocation Portfolios.

Growth Style Risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase.Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify the Portfolio’s gains and losses in comparison to the amount of the Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

License Risk. A Portfolio or a subadviser may rely on licenses from third parties that permit it to use the intellectual property in connection with the investment strategies for the Portfolio. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategy. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.

Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, the Portfolio may have difficulty determining the values of those securities for the purpose of determining the Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

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Liquidity and Valuation Risk Of Private Real Estate-Related Investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund’s Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.

Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that an adviser’s investment strategy will not work as intended. All decisions by an adviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model designed by an adviser are subject to the risk that the investment model may not perform as expected.

Merger Arbitrage and Distressed Companies. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Mid-Capitalization Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates, and typically have less access to capital.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer.

Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Recent Events Risk. The ongoing financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments have increased deficit spending while the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The reduction

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or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

Small Company Risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less access to capital. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio’s investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of Advanced Series Trust without shareholder approval.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.

A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board of Trustees of Advanced Series Trust without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.

A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.

In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

AST Advanced Strategies Portfolio

Investment Objective: a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies.

Principal Investment Policies and Risks:

General. QMA allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.

QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by QMA periodically and may be altered or adjusted by QMA without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed-income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed-income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest.

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Overall, the Portfolio pursues a combination of traditional and non-traditional investment strategies. The approximate allocation across the various investment categories, sub-categories, and investment advisers is as follows:

Investment Category	Investment Sub-Category	Traditional or Non- Traditional	Subadviser or Underlying Trust Portfolio	Approximate Allocation of Portfolio Assets
U.S. Small-Cap Growth	N/A	Traditional	AST Small-Cap Growth	0.75%
U.S. Small-Cap Growth	N/A	Traditional	AST Federated Aggressive Growth	0.75%
U.S. Small-Cap Value	N/A	Traditional	AST Small-Cap Value	1.05%
U.S. Small-Cap Value	N/A	Traditional	AST Goldman Sachs Small-Cap Value	0.35%
U.S. Large-Cap Growth	N/A	Traditional	Marsico Capital Management LLC	15.90%
U.S. Large-Cap Value	N/A	Traditional	T. Rowe Price Associates, Inc.	15.60%
International Growth	N/A	Traditional	William Blair & Company LLC	8.60%
International Value	N/A	Traditional	LSV Asset Management	8.60%
U.S. Fixed-Income	N/A	Traditional	Pacific Investment Management Company LLC (PIMCO)	12.90%
Hedged International Bond	Developed Markets	Traditional	PIMCO	8.60%
	Emerging Markets	Traditional	PIMCO	4.30%
Advanced Strategies I	Commodity Real Return	Non-Traditional	PIMCO	2.90%
	TIPS Real Return	Non-Traditional	PIMCO`	2.80%
	Real Estate Real Return	Non-Traditional	PIMCO	2.90%

Advanced Strategies II	N/A	Non-Traditional	QMA	14.00%

The asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return and exchange-traded fund investment strategies. The Portfolio uses derivative instruments to gain exposure to certain commodity and real estate related indices along with high yield bonds (also referred to as “junk” bonds) in connection with these investment strategies. The asset allocations described above are subject to change at any time without notice at the sole discretion of the Investment Managers.

Description of Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the applicable Subadvisers pursue traditional investment strategies are the following:

  U.S. Large-Cap Growth;
  U.S. Large-Cap Value;
  U.S. Small-Cap;
  International Growth;
  International Value;
  U.S. Fixed-Income; and
  Hedged International Bond

Brief descriptions of the investment strategies used by the Subadvisers are set forth below:

U.S. Large-Cap Growth (Marsico). Marsico invests primarily in the common stocks of large U.S. companies (typically companies that have a market capitalization in the range of $5 billion or more) that are selected for their growth potential. Marsico will normally hold a core position of between 35 and 50 common stocks. Marsico also invests up to 15% of the assets attributable to

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this investment category in foreign securities, which are those securities denominated in a foreign currency. American Depositary Receipts (ADRs) may be purchased for the Portfolio and will not be considered foreign securities for the purposes of the 15% limitation stated above.

In selecting investments for the Portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. Marisco may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.

In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, Marsico may visit with a company’s management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The core investments of the Portfolio (i.e., the primary investments held by the Portfolio over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

Marsico may reduce or sell the Portfolio’s investments in securities if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico’s estimates of future earnings and cash flow growth, or for other reasons.

U.S. Large-Cap Value (T. Rowe Price). T. Rowe Price invests primarily in common stocks of large U.S. companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price also may invest up to 10% of the assets attributable to this investment category in foreign securities. T. Rowe Price typically employs a “value” approach in selecting investments for the domestic large-cap value portion of the Portfolio. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

U.S. Small-Cap. QMA also allocates Portfolio assets to the U.S. Small-Cap investment category. The Portfolio achieves exposure to U.S. small-cap equity securities through investments in certain other portfolios of the Trust (the Underlying Small-Cap Portfolios). PI employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Small-Cap Portfolios. The Underlying Small-Cap Portfolios in which the Portfolio currently invests are described briefly below.

Underlying Small-Cap Portfolio	Investment Objective	Principal Investments
AST Small-Cap Growth	Seeks long-term capital growth	Invests at least 80% of the value of its assets in small capitalization companies

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Underlying Small-Cap Portfolio	Investment Objective	Principal Investments
AST Federated Aggressive Growth	Seeks capital growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market
AST Small-Cap Value	long-term capital growth	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST Goldman Sachs Small-Cap Value	Seeks long-term capital appreciation	Invests primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace.

International Growth (William Blair). William Blair uses fundamental research to identify stocks of foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.

International Value (LSV). LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued foreign stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.

U.S. Fixed-Income (PIMCO). Under normal circumstances, PIMCO invests primarily in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration for securities held in this investment category normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, as calculated by PIMCO. PIMCO invests primarily in fixed-income securities that are rated investment grade by established rating services but may invest up to 10% of the total assets attributable to this investment category in junk bonds. The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

Hedged International Bond: Developed Markets Sub-category and Emerging Markets Sub-category (PIMCO). The Hedged International Bond investment category contains a Developed Markets sub-category and an Emerging Markets sub-category. PIMCO is responsible for allocating assets between the Developed Markets sub-category and the Emerging Markets sub-category. Emerging markets include those in countries defined as emerging or developing by the World Bank. Remaining markets will be classified as developed markets. In general terms, a security will be considered to be an emerging market security if it is principally traded on the securities markets of an emerging market country, or if the issuer thereof is organized or principally operates in an emerging market country, derives a majority of its income from its operations within an emerging market country, or has the majority of its assets in an emerging market country.

Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets directly managed by PIMCO in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the foreign country and currency compositions for each sub-category based upon its evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration for securities held in this investment category normally is expected to vary within a zero- to eight-year time frame. PIMCO may invest all of the assets attributable to this investment category in non-investment grade fixed-income securities, subject to a limit of investing no more than 15% of such total assets in securities rated below B by Moody’s or by S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.

Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the PIMCO and PI pursues non-traditional investment strategies include the following:

  Advanced Strategies
  Commodities Real Return sub-category

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  Real Return sub-category
  Real Estate Real Return sub-category
  Advanced Strategies II

Brief descriptions of the investment strategies used by PIMCO and PI are set forth below:

Advanced Strategies I: The Advanced Strategies I investment category contains a Commodities Real Return sub-category, a Real Return sub-category, and a Real Estate Real Return sub-category. PI directs PIMCO how to allocate assets among the Commodities Real Return sub-category, the Real Return sub-category, and the Real Estate Real Return sub-category based upon PI’s own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors.

The average portfolio duration for securities held in this investment category normally varies within three years (plus or minus) of the real duration of the Barclays Capital U.S. TIPS Index. For these purposes, in calculating the average portfolio duration for this investment category, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The assets attributable to this investment category may be invested in a limited number of issuers. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.

Advanced Strategies I: Commodities Real Return Sub-category (PIMCO). Rather than invest directly in physical commodities, PIMCO employs an “enhanced-index” strategy for this sub-category. Specifically, PIMCO uses commodity-index-linked derivative instruments, such as commodity swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones AIG Commodity Total Return Index, a widely followed measure of commodity prices. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. Inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Advanced Strategies I: Real Return Sub-category (PIMCO). This sub-category focuses primarily on investments in U.S. Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this sub-category begins with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis helps set the basic sub-category parameters, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO focuses on duration management to manage yield curve exposure based on the firm’s general investment outlook.

Advanced Strategies I: Real Estate Real Return Sub-category (PIMCO). Similar to the investment strategy for the Commodities Real Return sub-category, PIMCO employs an enhanced-index strategy for the Real Estate Real Return sub-category rather than invest directly in REITs. Specifically, PIMCO uses REIT-index-linked derivative instruments, such as REIT swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones - Wilshire REIT Index, a widely followed measure of REIT prices. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. As set forth above, inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. PIMCO may invest assets attributable to this sub-category directly in REITs as well.

Advanced Strategies II (QMA). Up to approximately 15% of the Advanced Strategies Portfolio’s net assets may be allocated to the Advanced Strategies II investment category subadvised by QMA. Up to approximately 10% of the assets attributable to this investment category may be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Advanced Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Advanced Strategies II investment category is intended to function as an overlay for the entire Advanced Strategies Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, options, and swap agreements thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

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The Advanced Strategies Portfolio has an investment policy that prohibits the Portfolio from investing more than 10% of its total assets in other mutual funds, except that the Portfolio may invest, without regard to the 10% limit on mutual fund investments, in: (i) money market funds and fixed-income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) ETFs for additional exposure to relevant markets.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies. While a Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest in mortgage-backed and other asset backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

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Short Sales and Short Sales “Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. the Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. the Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio’s records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.

However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.” Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the Subadviser’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Fund’s SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

Investment Objective: high total return consistent with a moderate level of risk.

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Principal Investment Policies:

General. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock may cause the Portfolio’s assets to be allocated across 14 separate investment strategies. The Portfolio has several strategies that invest primarily in equity securities, several strategies that invest primarily in fixed-income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries).

The initial allocation across the six Investment Strategies is set forth below:

AST BlackRock Global Strategies Portfolio—Investment Strategies
Investment Strategy	Allocation
U.S. Large-Cap Core Equity	7.5%
Global Equity Focus	20%
Inflation-Linked Bonds	7.5%
CoreActive Investment Grade Bond	20%
U.S. High Yield Bond	15%
Global Tactical Asset Allocation	30%

U.S. LARGE CAP CORE EQUITY .. BlackRock invests at least 80% of the assets attributable to this investment strategy in equity securities, primarily common stock, of large cap companies located in the United States that are selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of January 31, 2012, the median market capitalization of companies in the index was $5.35 billion, and the largest company in the index had a market capitalization of $422.1 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The relevant BlackRock portfolio management team uses a blended investment strategy for this portfolio segment that emphasizes a mix of both growth and value styles and seeks to outperform the Russell 1000® Index. Growth companies are those whose earnings growth potential appears to the BlackRock portfolio managers responsible for implementing this investment strategy to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

In selecting securities from the Russell 1000® Index for this investment strategy, the BlackRock portfolio management team uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The BlackRock portfolio managers responsible for implementing this investment strategy look for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined-if the BlackRock portfolio management team believes that a company is overvalued, it is not considered as an investment for the Portfolio. After the initial screening is done, BlackRock will rely on fundamental analysis, a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the U.S. Large Cap Core Equity investment strategy generally does not hold all the stocks from the Russell 1000® Index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, this portion of the Portfolio is not, and does not seek to be, an “index” fund. In seeking to outperform the Russell 1000® Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

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1.	Relative price to earnings and price to book ratios
2.	Stability and quality of earnings
3.	Earnings momentum and growth
4.	Weighted median market capitalization of this portfolio segment
5.	Allocation among the economic sectors of this portfolio segment as compared to the Russell 1000® Index
6.	Weighted individual stocks within the Russell 1000® Index

GLOBAL EQUITY FOCUS .. Under normal circumstances, at least 60% of the net assets attributable to this investment strategy are invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. Although the assets attributable to the Global Equity Focus investment strategy may be invested in securities of companies of any market capitalization, BlackRock invests primarily in the securities of large capitalization companies. The combination of equity securities is varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. BlackRock may invest the assets attributable to this investment strategy in shares of companies through initial public offerings and “new issues.”

Under normal circumstances, BlackRock allocates a substantial amount (at least 40% or more-unless market conditions are not deemed favorable by BlackRock, in which case at least 30%) of the total assets attributable to the Global Equity Focus investment strategy in foreign securities. For these purposes, “foreign securities” may include securities of: (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; and (iv) issuers doing a substantial amount of business outside the U.S., which BlackRock considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The assets attributable to this investment strategy are allocated among various regions and countries, including the United States. For temporary defensive purposes the BlackRock Portfolio may deviate very substantially from this allocation. BlackRock may invest the assets attributable to the Global Equity Focus investment strategy in securities of non-U.S. issuers that are U.S. dollar based or non-U.S. dollar based.

Up to 20% of the total assets attributable to this segment of the Portfolio may be invested in global fixed income securities of any duration or maturity, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). BlackRock makes such investments in fixed income securities on an opportunistic basis.

There are no geographic limits and no specific policies with respect to the number of different countries in which the assets of this Portfolio segment are invested. The assets attributable to the Global Equity Focus investment strategy may be invested in both developed and emerging markets. BlackRock may emphasize foreign securities when it expects these investments to outperform U.S. securities.

BlackRock may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase returns or to hedge (or protect) the value of the Portfolio’s assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. BlackRock may enter into currency transactions on a hedged or unhedged basis in order to seek total return. BlackRock may, when consistent with the Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. BlackRock may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the assets of the Portfolio.

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The investment process used by the relevant BlackRock portfolio management team seeks to identify and exploit diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the BlackRock portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify stocks with the following characteristics: (i) sustainable business model; (ii) strong financial position; and (iii) above average dividends.

INFLATION-LINKED BONDS. Under normal circumstances, BlackRock invests at least 80% of the assets attributable to this investment strategy in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as its inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The value of a bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

This portfolio segment generally maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real U.S. TIPS Index. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

BlackRock may invest up to 20% of the assets attributable to this investment category in non-investment grade bonds (also referred to as “junk bonds” or “high yield bonds”) or securities of emerging market issuers. Non-investment grade bonds acquired by this segment of the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

Up to 20% of the assets attributable to this portfolio segment may be invested in non-dollar denominated securities of non-U.S. issuers. The BlackRock portfolio managers responsible for implementing this investment strategy may invest without limit in U.S. dollar denominated securities of non-U.S. issuers and may concentrate the assets of this portfolio segment in a relatively small number of issuers.

The BlackRock portfolio management team for this portfolio segment may also make investments in residential and commercial mortgage-backed securities and other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions (collectively, derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The BlackRock portfolio management team may also seek to obtain market exposure to the securities in which this portfolio segment primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

COREACTIVE INVESTMENT GRADE BOND. Under normal circumstances, the BlackRock CoreActive Bond strategy seeks to outperform the Barclays Capital US Aggregate Bond Index (the “Barclays Index”). The Barclays Index includes all major investment grade asset classes within the US fixed income market. The portfolio management team employs a combination of security selection, industry rotation, sector allocation, and duration and yield curve management as part of its effort to outperform the Barclays Index.

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The portfolio management team seeks to outperform the Barclays Index through a combination of bottom-up security selection, top-down sector allocation and yield curve management. BlackRock uses proprietary tools to generate expected returns for securities, sectors and the yield curve strategies.

Security Selection. The portfolio management team uses a two-step approach to security selection. The portfolio management team has access to BlackRock’s proprietary analysis and reports on more than 700 issuers that make up the investment grade credit universe. This allows the portfolio management team to focus on the issuers that BlackRock believes will generate the highest risk adjusted returns. The portfolio management team uses an advanced proprietary set of tools to select individual corporate bond issuers, which helps its members to select securities for this segment of the Portfolio. The proprietary model helps to facilitate the evaluation of hundreds of issuers on a daily basis and seeks to identify bonds believed to be under- or over-valued by the market. In addition to using the proprietary model, the portfolio management team also employs a qualitative approach to select securities.

Sector Allocation. The CoreActive Bond strategy takes active positions among the major sectors of the investment grade universe. The portfolio management team allocates assets among the various sectors, classified into four broad categories: government bonds, mortgage backed securities (MBS), securitized credit securities, and corporate credit securities. A portion of the assets allocated to the BlackRock CoreActive Bond strategy may be invested in sub-prime mortgage backed securities.

Yield Curve Management. In seeking to outperform the Barclays Index, the portfolio management team manages the level and slope of the yield curve. First, the BlackRock Portfolio seeks to benefit from parallel shifts up or down in yields through duration positioning. Second, the BlackRock portfolio seeks to benefit from any steepening or flattening in the yield curve through management of its yield curve.

Use of Derivatives. Depending on market conditions, this segment of the Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps. This segment of the Portfolio may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Index. This segment of the Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

U.S. HIGH YIELD BOND. This segment of the Portfolio invests primarily in non-investment grade bonds (i.e., bonds rated below the fourth highest rating category of the major rating agencies) with maturities of ten years or less. Non-investment grade bonds are also sometimes referred to as “high yield bonds” or “junk bonds.” These securities generally pay interest at higher interest rates than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such low-rated issuers.

Under normal circumstances, at least 80% of the assets attributable to this investment strategy are invested in “junk bonds.” The high yield securities acquired by BlackRock on behalf of this portfolio segment will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the relevant BlackRock portfolio managers to be of similar quality. The assets of this portfolio segment may, however, be invested in securities of any rating. BlackRock may also invest up to 10% of the assets (measured at the time of investment) attributable to this investment category in distressed securities that are in default or the issuers of which are in bankruptcy when it believes such securities are undervalued. In the event a bond receives a different rating from two or more rating agencies, such bonds, sometimes referred to as “split bonds,” will be considered to have the higher credit rating.

Up to 10% of the assets attributable to this portfolio segment may be invested in non-dollar denominated bonds of issuers located outside of the United States. These non-dollar denominated bond investments may be made on a currency hedged or unhedged basis. The BlackRock portfolio managers responsible for implementing this investment strategy may also invest in non-U.S. and emerging market securities and currencies.

To add additional diversification, the relevant BlackRock portfolio management team may invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more

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financial institutions. The Portfolio considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portfolio segment may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Basic Value Equity .. In selecting securities for the Basic Value Equity investment strategy, BlackRock will emphasize companies that it believes are undervalued. BlackRock may determine that a company is undervalued if its stock price is down because of temporary factors from which it believes the company will recover.

Favorable changes in market prices are believed to be more likely to occur when:

  Stocks are out of favor;
  Company earnings are depressed;
  Price/earnings ratios are relatively low;
  Investment expectations are limited; and
  There is no general interest in a security or industry

On the other hand, negative developments are believed to be more likely to occur when:

  Investment expectations are generally high;
  Stock prices are advancing or have advanced rapidly;
  Price/earnings ratios have been inflated; and
  An industry or security continues to be popular among investors.

A stock’s price/earnings ratio is determined by dividing the price of a stock by its earnings per share. BlackRock believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are believed to be more likely to benefit from favorable but generally unanticipated events. Thus, the Basic Value Equity segment of the Portfolio may invest a large part of its net assets in stocks that have weak research ratings. BlackRock may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if it is determined that the issuer no longer meets the criteria that has been established for the purchase of such securities or if it is believed that there is a more attractive investment opportunity in the same category.

U.S. Large-Cap Growth .. The assets attributable to the U.S. Large-Cap Growth segment of the Portfolio will be primarily invested in a diversified portfolio of common stocks of U.S. companies that BlackRock believes have shown above-average growth rates in earnings over the long-term. To a lesser extent, BlackRock may also invest the assets attributable to this Portfolio segment in securities convertible into common stock and rights to subscribe to common stock of these companies. BlackRock will emphasize investments in companies with medium to large market capitalization (currently, approximately $2 billion or more) in managing the U.S. Large-Cap Growth segment of the Portfolio.

Global Multi-Cap Equity .. Under normal conditions, at least 75% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio will be invested in global equity securities of any market capitalization, selected for their above-average return potential. Although this Portfolio segment will focus primarily on common stock, BlackRock may also invest Portfolio segment assets in preferred stock and convertible securities. Up to 25% of the total assets attributable to the Global Multi-Cap Equity segment of the Portfolio may be invested in stocks of issuers in emerging market countries.

BlackRock may invest up to 25% of the total assets attributable to this Portfolio segment in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (also referred to as “high yield” securities or “junk bonds”). Such investments will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

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From time to time, Portfolio segment assets may be invested in shares of companies through initial public offerings. BlackRock will invest the assets attributable to the Global Multi-Cap Equity segment of the Portfolio in the securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based on a hedged or unhedged basis. BlackRock may also enter into currency transactions on behalf of this Portfolio segment on a hedged or unhedged basis in order to seek total return.

Equity Dividend .. Under normal circumstances, BlackRock will invest at least 80% of the assets attributable to the Equity Dividend segment of the Portfolio in: (i) equity securities and (ii) dividend paying securities. Although the assets attributable to this Portfolio segment may be invested in securities of companies with any market capitalization, this segment will generally focus on large cap securities. The Equity Dividend investment strategy may also focus on convertible securities and non-convertible preferred stock. BlackRock may also invest up to 25% of the total assets attributable to this Portfolio segment in the securities of foreign issuers from any country. Such securities may be denominated in either U.S. dollars or non-U.S. dollar currencies.

Emerging Markets Opportunities .. The Emerging Markets Opportunities investment strategy will provide exposure to the emerging markets countries as represented by the Morgan Stanley Capital International Emerging Markets Index. BlackRock will seek to identify opportunities across the emerging markets and then will overweight and underweighting countries and securities while managing the overall risk to this Portfolio segment.

Fundamental Fixed Income .. BlackRock will normally invest at least 80% of the assets attributable to the Fundamental Fixed Income segment of the Portfolio in bonds and will maintain an average duration that is within ±20% of the duration of the Barclays Capital U.S. Aggregate Bond Index. As of December 31, 2011, the average duration of such index was 4.6 years. BlackRock may invest up to 10% of the assets attributable to this Portfolio segment in non-dollar denominated bonds of issuers located outside of the United States. Such investments in non-dollar denominated bonds may be on a currency hedged or unhedged basis. BlackRock will only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the BlackRock portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The BlackRock portfolio management team will evaluate sectors of the bond market and individual securities within these sectors. The management team will select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities, and corporate bonds.

International Bond .. BlackRock will use a two-step process in constructing the International Bond segment of the Portfolio. The first step will involve formulating strategies around major macro factors such as country/bloc, currency, and duration exposures. The second step will focus on relative value considerations. Rotation between sectors and sub-sectors, and security selection are key decisions during this stage of the process. BlackRock will evaluate macroeconomic, volatility, and yield curve trends, and technical and fundamental factors to establish a framework for positioning this segment of the Portfolio. Consensus investment themes will also be set for duration, yield curve exposure, convexity, sector/sub-sector weighting, credit quality and liquidity.

Global Tactical Asset Allocation .. The Global Tactical Asset Allocation (“GTAA”) strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA is used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the Investment Company Act of 1940, as amended. The BlackRock Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.

Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	15%	30%	40%
*	As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed-income asset classes as well as providing exposure to REITs and Commodities.

Asset Allocation Ranges for BlackRock Portfolio. As set forth above, the Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The Portfolio’s minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
U.S. Mid-Cap & Large-Cap Equity	5%	20%	35%

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Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Non-U.S. Equity	5%	20%	30%
U.S. Small-Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed-Income
Investment Grade Bonds	20%	30%	40%
“Junk” Bonds	5%	15%	25%
Total Fixed-Income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****

*	Notwithstanding the individual minimum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 5%), Non-U.S. Equity (i.e., 5%), and U.S. Small-Cap Equity (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 30% of the BlackRock Portfolio’s net assets.
**	Notwithstanding the individual maximum exposures for the U.S. Mid-Cap & Large-Cap Equity (i.e., 35%), Non-U.S. Equity (i.e., 30%), and U.S. Small-Cap Equity (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 50% of the BlackRock Portfolio’s net assets.
***	Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed-income investments is 55% of the BlackRock Portfolio’s net assets.
****	Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the BlackRock Portfolio’s net assets.

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AST Dynamic Asset Allocation Portfolios:

  AST Balanced Asset Allocation Portfolio
  AST Capital Growth Asset Allocation Portfolio
  AST Preservation Asset Allocation Portfolio

Investment Objective: the highest potential total return consistent with the Portfolio’s specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies.

Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Fund and certain money market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);

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  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
  “off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as “junk bonds”), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio’s principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio’s investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in “securities” as defined under the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

AST First Trust Balanced Target Portfolio

Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies:

General. Each First Trust Portfolio allocates its assets across various uniquely specialized investment strategies. Initially, each First Trust Portfolio invested in the securities determined by the model based on its respective investment strategies. On or about the annual security selection date (March 1), each First Trust Portfolio establishes both percentage allocations among the various investment strategies and the percentage allocation of each security’s position within the investment strategies that invest primarily in equity securities (each, an Equity Strategy and collectively, the Equity Strategies). First Trust reserves the right to over-weight, underweight, or exclude certain companies from the holdings of either First Trust Portfolio. The approximate percentage allocations among the various investment strategies at the annual security selection date are as follows:

Investment Strategy	Approximate Allocation for Balanced Portfolio	Approximate Allocation for Capital Appreciation Portfolio
Equity

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Investment Strategy	Approximate Allocation for Balanced Portfolio	Approximate Allocation for Capital Appreciation Portfolio
NYSE® International Target 25	10%	10%
Global Dividend Target 15	15%	20%
Value Line® Target 25	15%	20%
Target Small-Cap	5%	5%
The Dow® Target Dividend	10%	0%
Nasdaq Target 15	0%	15%
Multi-Cap 80	10%	10%
Total Equity	65%	80%

Fixed-Income
Dow Jones Income	28% - 35%	16% - 20%
U.S. Treasuries	0% - 3.5%	0% - 2%
Senior Loans	0% - 3.5%	0% - 2%
Total Fixed-Income	35%	20%

The approximate allocations above do not take into account the potential investment of up to 5% of each First Trust Portfolio’s assets in the “liquidity” investment sleeve.

INVESTMENT STRATEGIES FOR THE PORTFOLIOS

Dow Jones Income.

In selecting securities for this strategy, First Trust follows an investment strategy that invests in securities identified by applying certain screens to the Dow Jones Corporate Bond Index. This strategy emphasizes high credit quality, liquidity, diversification, issuer fundamentals, and duration management.

  Step 1: Begin with the universe of bonds that comprise the Dow Jones Corporate Bond Index on or about the applicable security selection date. The Dow Jones Corporate Bond Index identifies bonds with an investment-grade credit rating of no less than Baa3 as rated by Moody’s Investors Service (or rated of similar quality by another rating agency).
  Step 2: For liquidity, eliminate each bond that does not have at least $350 million principal amount in outstanding issuance.
  Step 3: Eliminate bonds based on proprietary factors including issuer fundamentals and diversification.
  Step 4: Bonds satisfying the above 3 steps are weighted across multiple sectors and maturity bands of the Dow Jones Corporate Bond Index.
  Step 5: Bonds are then selected from the Dow Jones Corporate Bond Index based on availability and relative value compared to similar quality bonds within the investment grade universe. However, due to poor liquidity or lack of availability, “like” bonds may be selected from the investment grade universe that are not components of the Dow Jones Corporate Bond Index. “Like” bonds will have similar characteristics to bonds from the Dow Jones Corporate Bond Index identified by steps 1-4. Accordingly, “like” bonds will have a similar duration, the same or better credit rating, and be from the same issuer or from a different issuer within the same industry as the bonds from the Dow Jones Corporate Bond Index identified by steps 1-4.

In the event a bond identified by the process described above is exempted from the Dow Jones Corporate Bond Index, First Trust may continue its investment in such bond or may identify an alternative bond from the Dow Jones Corporate Bond Index.

Each holding is monitored and evaluated for potential credit downgrades/upgrades and issue-specific business fundamentals, and the portfolio is monitored for interest rate sensitivity through optimal duration management.

Duration may be managed through the fixed income investment process or by hedging against changes in the market value of fixed income securities through the use of interest rate futures contracts.

NYSE ® International Target 25. The NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best overall ranking on certain value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index® , which is comprised of the largest non-US stocks traded on the New York Stock Exchange.

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The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

  Step 1: Begin with the stocks that comprise the NYSE International 100 Index® on or about the applicable security selection date. The NYSE International 100 Index® consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.
  Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.
  Step 3: Rank each remaining stock on two equally weighted factors:
  — Price to book
  — Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.
  Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors. In the event of a tie, the stock with the better price to book ratio is selected.

Global Dividend Target 15.

In selecting stocks for this strategy, First Trust uses a disciplined investment strategy that invests primarily in the common stocks of the companies that are components of the Dow Jones Industrial AverageSM (DJIASM ), the Financial Times Industrial Ordinary Share Index (“FT Index”) and the Hang Seng IndexSM .. The DJIASM consists of stocks chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The FT Index is comprised of 30 stocks chosen by the editors of The Financial Times as representative of British industry and commerce. As of January 31, 2012 the Hang Seng Index consisted of 48 stocks listed on the Stock Exchange of Hong Kong Ltd. (the “Hong Kong Stock Exchange”), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities.

This strategy primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIASM , FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable security selection date.

Value Line ® Target 25.

To select the stocks for this strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line’s® #1 ranking for Timeliness™ as of the close of business on or about the applicable security selection date. Value Line’s ranking for Timeliness measures Value Line’s view of probable price performance during the next 6 to 12 months based upon long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line’s® #1 ranking for Timeliness™ as of the close of business on or about the applicable security selection date:

  Step 1: Start with the 100 stocks that Value Line® on or about the security selection date gives its #1 ranking for Timeliness™, and remove the stocks of companies considered to be financial companies, as defined by S&P’s Global Industry Classification Standard (“GICS”), and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from the best (1) to worst (100) on the following factors:
  — 12 month price appreciation
  — 6 month price appreciation
  — Return on assets
  — Price to cash flow
  Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors. In the event of a tie, the stock with the greatest 6-month price appreciation is selected.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the Portfolio on or about the security selection date.

Target Small-Cap.

The Target Small-Cap stocks are stocks with small market capitalizations that have recently exhibited certain positive financial attributes. First Trust selects stocks for this strategy as follows:

  Step 1: Select the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE), the NYSE Amex, or The Nasdaq Stock Market (Nasdaq) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the close of business on or about the applicable security selection date.
  Step 2: Select companies that have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

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  Step 3: Select stocks with positive three-year sales growth.
  Step 4: From there, select those stocks whose most recent annual earnings (based on the trailing 12 month period) are positive.
  Step 5: Eliminate any stock whose price has appreciated by more than 75% in the last 12 months.
  Step 6: Select the 40 stocks with the greatest price appreciation in the last 12 months.

Market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. Securities selected by this strategy will be weighted by market capitalization.

THE DOW ® TARGET DIVIDEND (AST FIRST TRUST BALANCED TARGET PORTFOLIO ONLY). The Dow® Target Dividend Strategy contains some of the most widely traded of the market’s highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from the Dow Jones U.S. Select Dividend IndexSM , which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones U.S. Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

  Step 1: Rank all 100 stocks contained in the Dow Jones U.S. Select Dividend IndexSM on or about the applicable security selection date (best [1] to worst [100]) by:
  — Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals and would receive a higher ranking than a stock with a negative change in return on assets.
  — Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.
  Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

NASDAQ ® TARGET 15 (AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO ONLY).

This investment strategy looks for common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for this investment strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 15 companies selected from a subset of the stocks included in the NASDAQ-100 Index as of the close of business on or about the applicable security selection date.

  Step 1: Begin with the stocks that comprise the NASDAQ-100 Index. Rank each stock on the following factors:
  — 12 month price appreciation
  — 6 month price appreciation
  — Return on assets
  — Price to cash flow
  Step 2: Select a market-cap weighted Portfolio of the 15 stocks with the best overall ranking on the four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Multi-Cap 80 .. First Trust selects stocks for the Multi-Cap 80 investment strategy as follows:

  Step 1: Establish the universe of stocks from which the securities for this investment sleeve will be selected. The universe is established by identifying the 3000 largest U.S. stocks and then separating them into large-cap (largest 10%), mid-cap (next 20%), and small-cap (remaining 70%) groups.
  Step 2: The stocks in each of these three groups are then divided evenly into growth and value by their price-to-book ratios to establish six separate asset classes for the selection of securities for this investment sleeve. With respect to the two small-cap classes, only the 250 largest stocks from each small-cap style with a minimum average daily trading volume of $5,000,000 are included.
  Step 3: The stocks of the six asset classes are then ranked using a multi-factor model with half of each stock’s ranking based on a risk model (using the factors listed below) and the remaining half of each stock’s ranking based on a value model (using the factors listed below) for the three value classes and a growth model (using the factors listed below) for the three growth classes.

Models:

Risk: debt to equity, beta, and earnings variability

Value: price to book, price to cash flow, return on assets, and 3-month price appreciation

Growth: price to sales, price to cash flow, change in return on assets, and 6-month price appreciation

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  Step 4: The best scoring stocks are then selected for this investment sleeve as follows:

Large-Cap: 10 growth stocks & 10 value stocks

Mid-Cap: 10 growth stocks & 10 value stocks

Small-Cap: 20 growth stocks & 20 value stocks

The large-cap growth, large-cap value, mid-cap growth, and mid-cap value groups are each subject to a maximum of two stocks from any one of the ten major market sectors, as determined by S&P’s Global Industry Classification Standard (“GICS”), while the small-cap growth and small-cap value groups are subject to a maximum of four stocks from any one of the ten major market sectors (GICS). All stocks must meet a minimum average daily trading volume of $5,000,000 to be included in this investment sleeve.

  Step 5: The six style classes are approximately equally weighted as shown below. Stocks are approximately equally weighted within each style.

Large-Cap Growth: 16.67%

Large-Cap Value: 16.67%

Mid-Cap Growth: 16.67%

Mid-Cap Value: 16.67%

Small-Cap Growth: 16.67%

Small-Cap Value: 16.67%

Senior Loans .. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities (such entities are referred to herein as Borrowers). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate (LIBOR) or the prime rate as set by the Federal Reserve (Prime Rate). Such senior loans may be rated below investment grade or, if unrated, deemed by First Trust to be the equivalent of below investment grade securities.

Senior loans are typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (the Agent) for a group of loan investors (collectively, Loan Investors). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower’s capital structure or share the senior position with the Borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower’s assets in the event of default. The First Trust Portfolio’s investment in senior loans will usually be made in the form of participations in senior loans (Participations), which are rare, or of assignments of all or a portion of senior loans from the Agent or other Loan Investors (Assignments).

In an Assignment, the First Trust Portfolio will typically succeed to all the rights and obligations of the assigning institution and becomes a lender under the loan agreement with respect to that loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the First Trust Portfolio through the purchase of an assignment may differ from, and be more limited than, those held by the assigning institution. Assignments are sold strictly without recourse to the assigning institutions, and the assigning institutions will generally make no representations or warranties to the Trust about the underlying loan, the Borrowers, the documentation of the loans or any collateral securing the loans.

Participations by the First Trust Portfolio in a Loan Investor’s portion of a senior loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the First Trust Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the First Trust Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. If a Loan Investor that sells a Participation becomes insolvent, the First Trust Portfolio may be treated as a general creditor of such Loan Investor. Selling Loan Investors and other persons interposed between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance, and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital

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raising activities generally and fluctuations in the financial markets generally. The First Trust Portfolio intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interposed between the First Trust Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Services or Baa or P-3 or higher by Moody’s Investors Service, Inc. or comparably rated by another nationally recognized rating agency) or determined by First Trust to be of comparable quality.

Each First Trust Portfolio also may invest in prefunded Letter of Credit (L/C) term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility. Each First Trust Portfolio may also invest in unfunded contracts, or, delayed draw facilities. Unfunded contracts or delayed draw facilities are commitments by lenders (such as the First Trust Portfolios) to loan an amount in the future or that is due to be contractually funded in the future.

U.S. Treasury Securities .. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. Each First Trust Portfolio may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Liquidity Sleeve .. Up to approximately 5% of each First Trust Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon , and credit default swaps to provide, under normal circumstances, pro rata, liquid exposure to the applicable equity and fixed-income benchmark indices or components thereof and (ii) cash, money market equivalents, short-term debt instruments, money market funds, U.S. Treasury securities and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

Derivative Instruments .. The Portfolios may invest in interest rate futures contracts to hedge against changes in interest rates. The Portfolios may also invest in stock index futures contracts and credit default swaps as part of its liquidity sleeve investment strategy.

Asset Class Allocations .. In addition to allocating each Portfolio’s assets across the various investment strategies, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its net assets in equity securities and 35% in fixed-income securities as of the security selection date. Depending on market conditions on the security selection date, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its net assets in equity securities and 20% in fixed-income securities as of the securities selection date. Depending on market conditions on the security selection date, the equity portion may range between 75-85% and the fixed-income portion between 15-25%. These asset class allocations do not take into account the potential investment of up to 5% of each First Trust Portfolio’s assets in the “liquidity” investment sleeve.

Equity Securities .. Each First Trust Portfolio invests a substantial portion of its assets in equity securities. Eligible equity securities include common stocks, warrants to purchase common stocks, and securities convertible into common stocks (such as convertible bonds and debentures). In addition, the Portfolios may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Fixed-Income Securities .. Each First Trust Portfolio may invest in debt obligations of varying quality, including securities issued or guaranteed by the U.S. Government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies.

OTHER INVESTMENTS AND INVESTMENT STRATEGIES FOR THE PORTFOLIOS . In addition to the principal investment strategies outlined above, the Portfolios may invest in the following instruments and use the following investment methods:

  Common and Preferred Stocks
  Fixed-Income Securities
  Foreign Securities
  Derivative Instruments
  Initial Public Offerings
  Warrants
  Convertible Securities

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  When-Issued, Delayed-Delivery, or Forward Commitment Transactions
  Illiquid and Restricted Securities
  Repurchase Agreements
  Reverse Repurchase Agreements
  Temporary Investments· Borrowing
  Lending Portfolio Securities
  Short Sales “Against the Box”
  Senior Loans

LICENSES AND MISCELLANEOUS INFORMATION. “Dow Jones Corporate Bond Index,” “The Dow Jones Industrial AverageSM ,” “The Dow® ,” “DIJASM ” and “Dow Jones U.S. Select Dividend IndexSM ” are products of Dow Jones Indexes, licensed trademarks of CME Group Index Services LLC (“CME”), and have been licensed for use. “Dow Jones® ”, “Dow Jones Corporate Bond Index,” “The Dow Jones Industrial AverageSM ,” “The Dow® ,” “DIJASM ,” “Dow Jones U.S. Select Dividend IndexSM ,” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME, and have been sublicensed for use for certain purposes by First Trust Advisors, L.P (“First Trust,” or “Licensee”). The AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio (collectively, “the Portfolios”) are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio particularly. The only relationship of Dow Jones, CME or any of their respective affiliates to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones Corporate Bond Index,” “The Dow Jones Industrial AverageSM ,” “The Dow® ,” “DIJASM ” and “Dow Jones U.S. Select Dividend IndexSM ”, which are determined, composed and calculated by CME without regard to First Trust or the Portfolios. Dow Jones and CME have no obligation to take the needs of First Trust or the owners of the Portfolios into consideration in determining, composing or calculating “Dow Jones Corporate Bond Index,” “The Dow Jones Industrial AverageSM ,” “The Dow® ,” “DIJASM” and “Dow Jones U.S. Select Dividend IndexSM ..” Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Portfolios to be issued or in the determination or calculation of the equation by which the Portfolios are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Portfolios. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Portfolios currently being issued by First Trust, but which may be similar to and competitive with the Portfolios. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “Dow Jones Corporate Bond Index,” “The Dow Jones Industrial AverageSM ,” “The Dow® ,” “DIJASM ” and “Dow Jones U.S. Select Dividend IndexSM ”. It is possible that this trading activity will affect the value of the “Dow Jones Corporate Bond Index,” “The Dow Jones Industrial AverageSM,” “The Dow® ,” “DIJASM,” “Dow Jones U.S. Select Dividend IndexSM” and the Portfolios.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES CORPORATE BOND INDEX,” “THE DOW JONES INDUSTRIAL AVERAGESM ,” “THE DOW® ,” “DIJASM ” and the “DOW JONES U.S. SELECT DIVIDENT INDEXSM ” OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES CORPORATE BOND INDEX,” “THE DOW JONES INDUSTRIAL AVERAGESM ,” “THE DOW® ,” “DIJASM ,” “DOW JONES U.S. SELECT DIVIDEND INDEXSM ” OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES CORPORATE BOND INDEX,” “THE DOW JONES INDUSTRIAL AVERAGESM ,” “THE DOW® ,” “DIJASM ,” “DOW JONES U.S. SELECT DIVIDEND INDEXSM ” OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND FIRST TRUST, OTHER THAN THE LICENSORS OF CME.

“VALUE LINE® ,” “THE VALUE LINE INVESTMENT SURVEY” AND “VALUE LINE TIMELINESS RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED,

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SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. (“VALUE LINE”). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

“Value Line Publishing, Inc.’s” (“VLPI”) only relationship to First Trust is VLPI’s licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the “System”), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolios, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolios into consideration in composing the System. The AST First Trust Portfolios results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolios or the timing of the issuance for sale of the AST First Trust Portfolios or in the calculation of the equations by which the AST First Trust Portfolios is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND.

“NYSE® ” and “NYSE International 100 Index® ” are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios, which use a strategy based in part on the NYSE International 100 Index® , are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to the AST First Trust Portfolios or First Trust other than the licensing of NYSE International 100 Index® (the “Index”) and its registered trademarks for use in connection with the AST First Trust Portfolios.

NYSE Group, Inc. and its affiliates do not:

  Sponsor, endorse, sell or promote the AST First Trust Portfolios.
  Recommend that any person invest in the AST First Trust Portfolios or any other securities.
  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolios.
  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolios.
  Consider the needs of the AST First Trust Portfolios or the Contract owners of the AST First Trust Portfolios in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.

Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the AST First Trust Portfolios or the Fund. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:

  The results to be obtained by the AST First Trust Portfolios, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the Index;
  The accuracy or completeness of the Index and its data;
  The merchantability and the fitness for a particular purpose or use of the Index and its data;
  NYSE Group, Inc. and its affiliates will have no liability for any errors, omissions or interruptions in the Index or its data.

Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolios or any other third parties.

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The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. (including its affiliates) (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the AST First Trust Portfolios. The Corporations make no representation or warranty, express or implied, to the owners of shares of the AST First Trust Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Portfolios particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to the First Trust Advisors L.P. (“Licensee”) is in the licensing of the Nasdaq® , Nasdaq-100® and Nasdaq-100 Index® registered trademarks and certain trade names of the Corporations and the use of the Nasdaq-100 Index® , which is determined, composed and calculated by Nasdaq without regard to Licensee or the AST First Trust Portfolios. Prudential Investments LLC (Sub-Licensee) has sublicensed certain Nasdaq trademarks and tradenames of the Corporations. Nasdaq has no obligation to take the needs of the Licensee, the Sub-Licensee, or the owners of shares of the AST First Trust Portfolios into consideration in determining, composing or calculating the Nasdaq-100 Index® .. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the AST First Trust Portfolios to be issued or in the determination or calculation of the equation by which the AST First Trust Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the AST First Trust Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCUATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, RECORD OR BENEFICIAL SHAREHOLDERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBIITY OF SUCH DAMAGES.

AST JPMorgan Strategic Opportunities Portfolio

Investment Objective: to maximize return compared to the benchmark through security selection and tactical asset allocation.

Principal Investment Policies:

The Portfolio utilizes a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.

The Portfolio may invest in a wide range of asset classes, including U.S. and non-U.S. equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, U.S. and non-U.S. fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan’s tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on U.S. Treasuries or the London Interbank Offered Rate (LIBOR).

Within its equity allocations, the Portfolio primarily invests in the common stock and convertible securities of U.S. and foreign companies, including companies that are located or domiciled in, or that derive significant revenues or profits from, emerging market countries. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants and rights to buy common stocks, and master limited partnerships. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Portfolio invests in securities denominated in foreign currencies and may seek to enhance returns and/or manage currency risk versus the benchmark where appropriate through managing currency exposure. Capital markets in certain countries may be less developed and/or not easy to access. With its fixed income allocation, the Portfolio may invest in a wide range of debt securities of issuers from the U.S. and other markets, both developed and emerging. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Portfolio believes have the potential to provide a high total return over time. The Portfolio may invest in inflation-linked debt securities, including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers.

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The Portfolio may invest assets in securities that are rated below investment grade (junk bonds) by Moody’s Investor Services, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by J.P Morgan to be of comparable quality. Securities rated below investment grade may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Portfolio may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Portfolio may enter into short sales. In short selling transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

The Portfolio may invest in shares of exchange-traded funds (ETFs), REITs, affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The Portfolio may invest in common shares or preferred shares of unaffiliated closed-end funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the Portfolio assets. The Portfolio may use derivatives for hedging or investment purposes, including to obtain significant amounts of long or short exposure.

Up to approximately 5% of the Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs for additional exposure to relevant markets.

For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The approximate target allocation of Portfolio assets across asset classes and anticipated asset allocation ranges are set forth in the table below:

Asset Class	Approximate Allocation	Anticipated Investment Ranges
U.S. Equity Securities	27%	19-35%
Foreign Equity Securities	13%	5-21%
U.S. & Foreign Debt Securities	50%	42-58%
U.S. Treasury Bills:	10%	2-18%

AST SCHRODERS GLOBAL TACTICAL Portfolio

Investment Objective: To outperform its blended performance benchmark. The blended performance benchmark index ix currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays Capital U.S. Aggregate Bond Index (30%). This investment objective and the blended performance benchmark are not fundamental policies of the Portfolio and, therefore, may be changed by the Board of the Advanced Series Trust without shareholder approval.

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Principal Investment Policies:

The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, Underlying Portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no less than three countries). The subadvisers use various investment strategies, currency hedging, and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective.

Under normal circumstances, approximately 70% of the Portfolio’s net assets will be invested to provide exposure to equity securities and approximately 30% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 60-80% of the Portfolio’s net assets and such fixed-income exposure may range between 20-40% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying Portfolios. The Portfolio may also invest up to 5% of its net assets in alternative investments. More specific information regarding the Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. Such exposures are preliminary and subject to change at any time.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Domestic Equities	35%	45%	55%*
International Equities +	15%	25%	30%*
Investment Grade Bonds	20%	28%	40%**
High Yield or “Junk” Bonds	0%	2%	10%**
Alternatives	0%	0%	5%

+  Under normal circumstances, the subadvisers will hedge approximately one-half of the foreign currency exposure resulting from the Portfolio’s international equity investments back into the U.S. dollar. The subadvisers will not, however, be required to engage in such hedging and may also hedge a different portion or all of the Portfolio’s foreign currency exposure in connection with these investments. In addition, no more than 15% of the Portfolio’s assets may be invested in issuers located in emerging market countries.

* Notwithstanding the individual maximum exposures for domestic equities (i.e., 55%) and international equities (i.e., 30%), the maximum combined exposure to equities is 80% of the Portfolio’s net assets.

** Notwithstanding the individual maximum exposures for investment grade bonds (i.e., 40%) and high yield or “junk” bonds (i.e., 10%), the maximum combined exposure to fixed-income securities is 40% of the Portfolio’s net assets.

The subadvisers will seek to achieve the Portfolio’s investment objective by utilizing a select spectrum of investment strategies that have been developed within the Schroders organization. Set forth below is a description of certain specific investment strategies that the subadvisers currently intend to use.

International Equity Alpha and International Multi-Cap Value Investment Strategies. Under normal circumstances, each of these investment strategies will invest primarily in the equity securities of companies located outside of the United States. For these purposes, an issuer will be considered located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the subadvisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. Although each of these segments of the Portfolio will attempt to invest broadly across regions and countries throughout the world, including emerging market countries, a significant portion of their respective assets may, from time to time, be invested in any one country or group of countries. Each of these segments of the Portfolio will normally invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The subadvisers may invest the assets attributable to each of these investment strategies in common and preferred stocks, convertible securities and warrants of companies of any size market capitalization.

In managing the International Equity Alpha Investment Strategy, the subadvisers will rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. The subadvisers will consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages. The International Equity Alpha Investment Strategy focuses on selecting the best investment ideas that are identified by team of locally based equity analysts and global sector specialists throughout the Schroders organization. This segment of the Portfolio generally will hold between 40-60 positions

In managing the International Multi-Cap Value Investment Strategy, the subadvisers will apply a proprietary quantitative investment analysis that seeks to: (i) capture the historically high returns from value stocks and (ii) provide a dividend yield typically above the MSCI EAFE Index but with lower risk. The subadvisers will not consider benchmark weights when constructing this portion of the Portfolio. The subadvisers believe that indices weighted by market capitalization reflect a natural bias toward

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expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The subadvisers will seek to select stocks, including real estate investment trusts, anywhere in the world with high dividends and strong cash-flow; geographic and sector allocations are principally the result of this selection process.

For each of the International Alpha and International Multi-Cap Value segments, the subadvisers normally will, but are not required to, hedge some or all of the foreign currency exposure resulting from the international investments made in connection with these segments of the Portfolio. Furthermore, each of these segments of the Portfolio may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. Although the subadvisers do not currently intend to invest significantly in derivative instruments for non-hedging purposes in connection with these Portfolio segments, they may do so at any time. Each of these segments of the Portfolio also may invest in Underlying Portfolios, including the securities of closed-end investment companies.

Core Plus Investment Strategy .. For this segment of the Portfolio, the subadvisers will seek to invest the assets attributable to this segment of the Portfolio in a portfolio of securities that offer high total return—from current income, increases in market values of investments, or both. Under normal circumstances, this investment strategy will invest predominantly in fixed income obligations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The subadvisers currently consider fixed income obligations to include:

  securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
  debt securities of domestic or foreign corporations;
  mortgage-backed and other asset-backed securities;
  taxable and tax-exempt municipal bonds;
  obligations of international agencies or supranational entities;
  debt securities convertible into equity securities;
  inflation-indexed bonds;
  structured notes, including hybrid or “indexed” securities, event-linked bonds, and loan participations;
  delayed funding loans and revolving credit facilities; and
  short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers’ acceptances, as well as cash or money market instruments.

This segment of the Portfolio will invest principally in securities that, at the time of purchase, are rated investment grade by at least one of Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services, or Fitch Ratings (or considered by the New Subadvisers to be of comparable quality). A significant portion of the assets attributable to this investment strategy may, however, be invested in securities rated below investment grade (also known as high yield or “junk” bonds). In addition, although this segment of the Portfolio may invest in the securities of issuers located anywhere in the world, its holdings will be primarily (but not exclusively) denominated in U.S. dollars. The subadvisers currently expect that a substantial portion of the assets attributable to this investment strategy will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities. The subadvisers also currently intend to maintain a dollar weighted average duration of three to six years for this segment of the Portfolio. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The subadvisers generally will rely on detailed proprietary research, and will focus on sectors and securities it believes are undervalued relative to the market. The subadvisers will seek to exploit inefficiencies in the valuation of risk and reward and will look to capitalize on shifting market risks and dynamics caused by economic and technical factors. The subadvisers also will consider the liquidity of securities and the portfolio overall as an important factor in constructing this segment of the Portfolio.

This segment of the Portfolio may enter into derivatives transactions such as interest rate futures and options, interest rate swap agreements, forward contracts, and credit default swaps in connection with this investment strategy for hedging purposes, or otherwise to increase total return, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Portfolio and reinvestment of the proceeds. The subadvisers may, but are not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of this segment of the Portfolio to changes in the values of various foreign currencies. The subadvisers may hedge some of the foreign currency exposure for this segment of the Portfolio back into the U.S. dollar, although they do not normally expect to do so.

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Thematic Stock Baskets .. The subadvisers will also attempt to build bespoke, thematic stock baskets in an attempt to capture opportunities under the surface of the traditional equity indices. The subadvisers’ starting point is to identify thematic investment ideas in the equity universe as part of their standard research process. To the extent a theme cannot be effectively captured through indices, ETFs, or stock baskets created by brokers, the subadvisers will take a tailored, flexible approach with an emphasis on risk management to construct their own stock basket. The first phase of stock basket construction involves a number of stock screening ’hurdles’ that companies have to pass in order to be considered eligible for inclusion in the stock basket. Once the criteria for the stock basket have been defined, the subadvisers will use several stock level databases to search for the candidates for inclusion in the basket. The first phase of stock basket construction involves risk management. Once the subadvisers have identified the stocks to be included in the stock basket, they will use their proprietary portfolio construction software to structure the basket. As part of this process, the subadvisers will target different levels of risk within the stock baskets and look to ensure that individual stocks do not dominate the portfolio’s risk budget by putting limits on the contribution to risk coming from individual stock positions. In addition, stock liquidity characteristics will be taken into account within the portfolio construction process. Using these techniques, the subadvisers are seeking to tailor the stock basket to their particular requirements not only in terms of risk and diversification levels but also as complements to the rest of the holdings of the Portfolio. Once the stock basket has been built based upon the application of the subadvisers’ screening and portfolio construction process, the subadvisers will cross-check the basket’s potential holdings against the fundamental research conducted by their equity and credit analysts. The subadvisers will remove any stock from the basket that has a sell rating from their analysts.

Global Tactical Asset Allocation Investment Strategy .. The subadvisers will seek to enhance total return and manage risk of the Portfolio by utilizing its Global Tactical Asset Allocation strategy. This investment strategy will employ a flexible investment approach across a diversified range of global asset classes such as equities, bonds, currencies, and real assets. This strategy may use derivatives and will function as an overlay strategy at the aggregate Portfolio level.

Gaining Equity Exposure Through Use of Derivatives and Underlying Portfolios .. Overall, the Portfolio may purchase or sell futures contracts and options in order to gain long or short exposure to particular broad-based market indices in connection with hedging transactions or otherwise to increase total return. The Portfolio also may invest a portion of its assets in Underlying Portfolios.

As an open-end management investment company registered with the U.S. Securities and Exchange Commission (the SEC), the Portfolio will be subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts.

Temporary Defensive Investments .. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Investment Managers or their affiliates. Investing heavily in these securities will limit the New Subadvisers’ ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.

AST Schroders Multi-Asset World Strategies Portfolio

Investment Objective: long-term capital appreciation.

Principal Investment Strategies:

The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies. The Portfolio is a diversified investment company as defined in the 1940 Act. The

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Portfolio’s Subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.). The Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing the Portfolio’s assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended , such as “hedge funds”) (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments, including swap agreements.

The Subadvisers seeks to emphasize the management of risk and volatility. Generally, the Subadvisers seeks to minimize the volatility of the Portfolio by:

  Using a wide range of asset classes whose investment performance the Subadvisers believe will not be highly correlated with each other;
  Employing asset allocation positioning with the aim of providing greater stability of investment performance; and
  Employing derivatives to seek to limit the potential for loss in times of market volatility.

Each asset class is reviewed on an ongoing basis by the Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk. Exposure to different asset classes and investment strategies will vary over time based upon the Subadvisers’ assessment of changing market, economic, financial, and political factors and events that the Subadvisers believe may impact the value of the Portfolio’s investments. The Subadvisers rely on proprietary asset allocation models to adjust the amount of the Portfolio’s investments in the various asset classes.

The Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value.

Asset Allocation. The approximate allocations of the Portfolio across asset classes as of January 31, 2012 is set forth in the table below. Subject to then-current market, economic, and financial conditions, the Subadvisers expect that the assets of the Portfolio will be allocated in accordance with the ranges set forth in the table below. Such allocations and ranges are approximate and subject to change. The Portfolio may gain exposure to each asset class directly through investments in securities, through investments in Underlying Funds, or through the use of derivatives and other financial instruments. The anticipated investment ranges and the Portfolio’s actual exposure to the various asset classes referenced below will change over time, in response to changes in the Subadvisers’ assessment of changing market, economic, financial, and political conditions.

Asset Class	Approximate Current Allocation	Anticipated Investment Ranges
Equity Investments	47%	40-60%
Investment Grade Fixed-Income Investments	22%	20-30%
Alternative Investments	23%	10-30%
Cash and Other Short-Term Investments	8%	0-20%

Principal Investments (Traditional Asset Classes). The traditional asset classes in which Portfolio assets may be invested are described below.

EQUITY INVESTMENTS. The Portfolio may invest in the equity securities of U.S. or foreign issuers of any size. The Portfolio also may invest any portion of its assets in equity securities of issuers located in “emerging market” countries. The Portfolio may purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. In selecting equity securities for the Portfolio, the Subadvisers may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

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INVESTMENT GRADE FIXED-INCOME INVESTMENTS. The Portfolio may invest in the debt securities of issuers located anywhere in the world that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or “indexed” securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed-income securities in which the Portfolio may invest include securities that make payments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

SHORT-TERM INVESTMENTS. The Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, and repurchase agreements. The Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by the Investment Managers or their respective affiliates.

Principal Investments (Alternative Asset Classes). The alternative asset classes in which Portfolio assets may be invested are described below.

EMERGING MARKETS DEBT. The Portfolio may invest in fixed-income instruments of issuers that are economically tied to emerging markets countries. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.

HIGH YIELD DEBT SECURITIES. The Portfolio may invest in debt or fixed-income securities rated below “investment grade” (also referred to as “junk bonds” or “high-yield bonds”) that are issued by U.S. or non-U.S. corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields that highly rated securities to compensate investors for the higher risk.

REAL ESTATE. The Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

ABSOLUTE RETURN. The Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed-income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.

INFRASTRUCTURE. The Portfolio may invest in securities of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

COMMODITIES. The Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, commodity index-linked instruments, suchas commodity swaps, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.

CURRENCIES. The Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies. These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.

PRIVATE EQUITY. The Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

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DERIVATIVES. The Portfolio may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the Portfolio, commodity swap agreements, and structured notes. The Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.

AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies:

The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. The Portfolio’s exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 50% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities.

Up to 10% of the equity portion of the Portfolio may be allocated in a real assets segment. The assets of this segment are invested with the specific intention of providing exposure equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets. For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed-income portion); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed-income portion); and cash reserves (up to 40% of the fixed-income portion). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Portfolio) and foreign fixed-income securities (i.e., 50% of fixed-income portion of Portfolio), the maximum combined exposure to foreign equity and fixed-income securities is 30% of the Portfolio’s net assets.

The precise mix of equity and fixed income investments depends on the Subadviser’s outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio’s investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity Securities. When selecting particular stocks to purchase, the Subadviser examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

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Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio’s fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio’s fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the sub-advisor’s outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.

Other Investments:

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio’s exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

Tactical Asset Allocation Portfolios:

  AST CLS Moderate Asset Allocation Portfolio
  AST Horizon Growth Asset Allocation Portfolio
  AST Horizon Moderate Asset Allocation Portfolio

Investment Objective: the highest potential total return consistent with specified levels of risk tolerance of the Portfolio.

The Growth Asset Allocation Portfolios generally have a higher level of risk tolerance than the Moderate Asset Allocation Portfolios because the Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the Moderate Asset Allocation Portfolios. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Tactical Asset Allocation Portfolios and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that any of the Tactical Asset Allocation Portfolios will achieve its investment objective.

Important Note : The Board of Trustees recently approved increasing the contractual investment management fee rate for the AST Horizon Growth Asset Allocation Portfolio as part of a change to the Portfolio’s structure, strategy, and subadvisory arrangements. The Investment Managers and the Board of Trustees are proposing the investment management fee rate increase in order to enable the Investment Managers to: (i) terminate Horizon Investments, LLC as the sole subadviser for the Portfolio, which currently operates as a fund-of-funds; (ii) retain J.P. Morgan Investment Management Inc. (J.P. Morgan) as the subadviser for the Portfolio; and (iii) have J.P. Morgan implement a new investment strategy for the Portfolio, which would no longer invest substantially all of its assets in other investment companies. Implementation of such investment management fee rate increase is subject to shareholder approval in accordance with the requirements of the Investment Company Act of 1940. Assuming the required shareholder approval is received, such changes are expected to become effective during the third calendar quarter of 2012. More detailed information regarding these changes will be distributed to Portfolio shareholders in a proxy statement that solicits the required shareholder approval of such investment management fee rate increase.

Principal Investment Policies

The Tactical Asset Allocation Portfolios are “funds of funds.” That means that each Tactical Asset Allocation Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Tactical Asset Allocation Portfolios include: (i) the Underlying Trust Portfolios; (ii) the Underlying ETFs; and (iii)the Underlying Money Market Portfolios. For the purposes of this section of the Prospectus, the Underlying Trust Portfolios, the Underlying Money Market Portfolios, and the Underlying ETFs are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Tactical Asset Allocation Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Tactical Asset Allocation Portfolios.

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Equity and Debt/Money Market Asset Classes. Under normal market conditions, it is expected that the assets of the Tactical Asset Allocation Portfolios will be allocated among the equity and debt/money market asset classes as set forth below.

Asset Allocation Portfolio	Percentage of Net Assets Allocated to Equity Asset Class	Percentage of Net Assets Allocated to Debt Securities/Money Market Instruments Asset Class
AST CLS Moderate Asset Allocation	50% (Approximate Range of 40-60%)	50% (Approximate Range of 40-60%)
AST Horizon Growth Asset Allocation	70% (Approximate Range of 60-80%)	30% (Approximate Range of 20-40%)
AST Horizon Moderate Asset Allocation	50% (Approximate Range of 40-60%)	50% (Approximate Range of 40-60%)

As you can see from the chart above, the expected target asset allocation for the Growth Asset Allocation Portfolios emphasizes investments in the equity asset class while the expected target asset allocation for the Moderate Asset Allocation Portfolios emphasizes balanced investments in both the equity and debt/money market asset classes.

“Core” and “Off-Benchmark” Investment Categories. Under normal circumstances, at least 90% of a Tactical Asset Allocation Portfolio’s assets will be allocated across as many as seven different “core” investment categories. The seven “core” investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Trust Portfolios selected by PI will be used to gain exposure to these “core” investment categories.

Under normal circumstances, no more than 10% of a Tactical Asset Allocation Portfolio’s assets will be allocated to “off-benchmark” investments selected by the relevant Subadviser. “Off-benchmark” investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced “core” investment categories. Examples of “off-benchmark” investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs selected by the Subadvisers will be used to gain exposure to “off-benchmark” investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Tactical Asset Allocation Portfolios.

Description of Investment Process

Establishment by PI of Underlying Trust Portfolio Weights for “Core” Investment Categories. PI begins the investment process by employing various quantitative and qualitative research methods to identify and select Underlying Fund Portfolios that may be used as fulfillment options for each “core” investment category. After identifying and selecting the relevant Underlying Fund Portfolios, PI then establishes Underlying Fund Portfolio weights for each “core” investment category. This means that all Tactical Asset Allocation Portfolio assets that are allocated to a particular “core” investment category by a Subadviser will be invested in accordance with the Underlying Fund Portfolio weights for that category as established by PI. As set forth above, at least 90% of an Asset Allocation Portfolio’s assets normally will be allocated across the “core” investment categories and the related Underlying Fund Portfolios.

The current expected Underlying Fund Portfolio weights for each “core” investment category are set forth in Appendix V hereto. These weights are subject to change at any time in the sole discretion of the Investment Managers. In the future, additional or different Underlying Fund Portfolios may be used as fulfillment options for the Tactical Asset Allocation Portfolios.

Establishment of Target Asset Allocations and Selection of Underlying ETFs by Subadvisers. The AA Subavisers will analyze PI’s Underlying Fund Portfolio weights for the “core” investment categories in order to establish the target asset allocations for the Tactical Asset Allocation Portfolios and to select the Underlying ETFs. The target asset allocations established by the Subadvisers will be subject to certain guidelines established by PI. In particular, PI will set and interpret guidelines as to the percentage of Tactical Asset Allocation Portfolio assets that an Subadviser may allocate to: (i) the equity and debt/money market asset classes; (ii) any particular “core” investment category (e.g., domestic large-cap value vs. domestic large-cap growth); and (iii) “off-benchmark” investments (i.e., Underlying ETFs). Each Tactical Asset Allocation Portfolio’s investments in Underlying ETFs also will be subject to certain limits. Each Tactical Asset Allocation Portfolio may not: (i) acquire more than 3% of the total outstanding voting stock of any one Underlying ETF; (ii) invest more than 5% of its total assets in any one Underlying ETF; and (iii) invest more than 10% of its total assets in Underlying ETFs, in the aggregate.

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The target asset allocations and the related guidelines for the Growth Asset Allocation Portfolios as of January 31, 2012 are set forth in the Appendix to this Prospectus. The target asset allocations and the related guidelines for the Moderate Asset Allocation Portfolios as of January 31, 2012 are set forth in the Appendix to this Prospectus. The Underlying Portfolio investments for the Tactical Asset Allocation Portfolios as of January 31, 2012 are set forth in the Appendix to this Prospectus. Such percentages are subject to change in the sole discretion of the Investment Managers and the Subadvisers.

Implementation of Target Asset Allocations and Underlying Portfolio Selections. PI will handle the day-to-day purchase, retention, and sale of shares of the Underlying Portfolios. Such purchases and sales generally will be made in accordance with the target asset allocation and Underlying Portfolio weights for the relevant Tactical Asset Allocation Portfolio. Each Subadviser may, from time to time, change the target asset allocation and/or Underlying ETF weights for a Tactical Asset Allocation Portfolio. In addition, PI may, from time to time, change the Underlying Fund Portfolio weights for any of the “core” investment categories. In the event of any such change, PI will purchase and redeem shares of the relevant Underlying Portfolios in order to cause the Tactical Asset Allocation Portfolio’s actual holdings to match the then-current target asset allocation and/or Underlying Portfolio weights for that Tactical Asset Allocation Portfolio. Sales of Underlying Fund Portfolio shares resulting from changes to target asset allocations and/or Underlying Portfolio weights, however, will be subject to guidelines established from time to time by PI. Currently, under normal circumstances, no more than 1% of a Tactical Asset Allocation Portfolio’s holdings in Underlying Fund Portfolios (but not including assets allocated to the AST Money Market Portfolio) in any particular “core” investment category (e.g., domestic large-cap growth or domestic large-cap value investment categories) may be redeemed on any particular day in order to effect a related target asset allocation or Underlying Portfolio weight shift. Unlike transactions in Underlying Fund Portfolio shares, transactions in Underlying ETFs will not be subject to the above-referenced guidelines or any other limitations. Frequent purchases and sales of Underlying ETFs by a Tactical Asset Allocation Portfolio may, however, result in higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect a Tactical Asset Allocation Portfolio’s investment performance.

Description of Subadvisers’ Investment Methodologies. Each Subadviser will emphasize a different investment methodology in determining target asset allocations and selecting Underlying Trust Portfolios and/or Underlying ETFs for the Tactical Asset Allocation Portfolios. It is expected, however, that the Subavisers will employ various tactical asset allocation strategies in connection with the establishment of target asset allocations and selection of Underlying Trust Portfolios and/or Underlying ETFs for the Tactical Asset Allocation Portfolios. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. As described in greater detail above, redemptions of Underlying Trust Portfolio shares will be subject to certain limits established by the Investment Managers from time to time. These limits may adversely affect a Tactical Asset Allocation Portfolio’s investment performance by hindering the Subadviser’s ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

AST CLS MODERATE ASSET ALLOCATION PORTFOLIO .. CLS uses its proprietary risk budgeting methodology to set a risk budget for the AST CLS Moderate Asset Allocation Portfolio based on its target asset allocation. CLS will adjust the target asset allocation among the various asset classes while keeping the risk of the Portfolio in line with the target allocation. CLS uses its risk analysis combined with fundamental and quantitative analysis to distinguish between those asset classes that are attractive and those asset classes that should receive an underweighted allocation.

AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO AND AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO .. The Horizon portfolio management team incorporates analysis from both a quantitative and economic perspective. Its research-driven methodology produces market trajectories that are reviewed at frequent and consistent intervals. Horizon utilizes high-frequency data to obtain leading indicators of future market activity and to identify current trends in market leadership. This analysis also incorporates the global weights for geography, size, and style and then modifies these global weights based on the current economic environment. Industry overweights are determined based on the underlying support for the specific sectors as well as quantitative allocation research.

Other Investments. The Tactical Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each Tactical Asset Allocation Portfolio is now permitted under current law to invest in “securities” as defined under the 1940 Act. For these purposes, the term “securities” includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

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Cash Management Activities and Temporary Investments. Upon a Tactical Asset Allocation Portfolio’s receipt of net cash contributions, such amounts will be invested in the AST Money Market Portfolio until the next succeeding business day. Thereafter, PI will cause such amounts to be invested in accordance with the then-current target asset allocation and Underlying Portfolio weights for the relevant Tactical Asset Allocation Portfolio.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund’s Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes ( note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.

If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund’s annual report (for agreements approved during the six month period ended December 31).

Investment Management Fees

Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the Investment Managers during 2011:

AST Advanced Strategies	0.85%

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AST Balanced Asset Allocation	0.15%
AST BlackRock Global Strategies	0.95%
AST CLS Moderate Asset Allocation	0.21%
AST First Trust Balanced Target	0.84%
AST First Trust Capital Appreciation Target	0.83%
AST JPMorgan Strategic Opportunities	1.00%
AST Preservation Asset Allocation	0.15%
AST Schroders Global Tactical (formerly, AST CLS Growth Asset Allocation)	0.95%
AST Schroders Multi-Asset World Strategies	1.10%
AST T. Rowe Price Asset Allocation	0.85%

Notes to Investment Management Fees Table:

AST Schroders Global Tactical Portfolio: Prior to April 30, 2012, the management fee rate for the Portfolio was 0.30%, and management fees paid for the fiscal year ended December 31, 2011 were paid at the rate of 0.30%.
The Investment Managers have entered into a contractual waiver so that the AST Schroders Global Tactical Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2012.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Investment Managers pay each investment Subadviser a subadvisory fee out of the fee that the Investment Managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:

BlackRock Investment Management, LLC (BlackRock), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $$3.513 trillion in investment company and other portfolio assets under management as of December 31, 2011. BlackRock’s address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

BlackRock Financial Management, Inc. is a registered investment adviser and a commodity pool operator organized in Delaware. BlackRock and its affiliates had approximately $$3.513 trillion in investment company and other portfolio assets under management as of December 31, 2011. BlackRock’s address is 55 East 52nd Street, New York, New York 10055.

CLS Investments, LLC (CLS). CLS was formed in 1989. As of December 31, 2011, CLS had approximately $7.161 billion in assets under management. CLS’s address is 4020 South 147th Street, Omaha, Nebraska 68137.

First Trust Advisors L.P. (First Trust) First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), were established in 1991 and at December 31, 2011 had approximately $48.1 billion in assets under management or supervision, of which approximately $6.2 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust’s address is 120 E. Liberty Drive, Wheaton, Illinois 60187.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2011, J.P. Morgan and its affiliated companies had approximately $1.3 trillion in assets under management worldwide. J.P. Morgan’s address is 270 Park Avenue, New York, New York 10017.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2011, LSV had approximately
$57.6 billion in assets under management. LSV’s address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an independent, majority employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2011, Marsico had approximately $37.3 billion under management.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Asset Management with minority interests held by PIMCO Partners, LLC, a California limited liability company, and certain officers of PIMCO. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is wholly owned by Allianz SE. As of December 31, 2011, PIMCO managed $1.357 trillion in assets. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2011, QMA managed approximately $71 billion in assets, including approximately $31 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited. Schroders Plc and its global affiliates have over 200 years of financial services experience. Schroders plc, Schroders’ ultimate parent, engages through its subsidiary firms as a global asset management company with approximately $291 billion under management as of December 31, 2011. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial

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intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world’s investment markets. Schroders address is 875 Third Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $489.5 billion in assets as of December 31, 2011. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price International Ltd. (T. Rowe Price International), was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Services Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International is headquartered in London and has several other branch offices around the world.

William Blair & Company LLC (William Blair). William Blair is an independent, 100% active-employee owned firm founded in 1935. As of December 31, 2011, William Blair managed approximately $41.2 billion in assets. William Blair’s address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund’s Portfolios is set forth below.

In addition to the information set forth below, the Fund’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

AST Advanced Strategies Portfolio

Marsico Segment. Thomas F. Marsico is the Chief Investment Officer of Marsico, and co-manages the Marsico segment of the AST Advanced Strategies Portfolio. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager.

A. Douglas Rao co-manages the Marsico segment of the AST Advanced Strategies Portfolio. Mr. Rao, who is also a senior analyst, joined Marsico in 2005 and has over 10 years of experience as a securities analyst. Prior to joining Marsico, Mr. Rao spent more than four years at Trust Company of the West (“TCW”) where he was a Senior Vice President and Financial Services Analyst for U.S. equities. He holds a Bachelor’s degree in History from the University of Virginia and an MBA from the University of California, Los Angeles.

Coralie Witter, CFA co-manages the Marsico segment of the AST Advanced Strategies Portfolio. Ms. Witter, who is also a senior analyst, joined Marsico in June 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research. Ms. Witter graduated from the University of Colorado with a Bachelor’s degree in International Affairs.

T. Rowe Price Segment. T. Rowe Price manages the portion of the Portfolio managed by T. Rowe Price through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program.

Brian Rogers, Mark Finn, and John Linehan are responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed-income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an AB from Harvard College and an MBA from Harvard Business School.

Mark Finn is a Vice President of T. Rowe Price Group, Inc. He is the portfolio manager of the Value Fund and chairman of the fund’s Investment Advisory Committee. Mark is also a vice president and Investment Advisory Committee member of the Equity Income Fund, New Era Fund, Capital Appreciation Fund, and Mid-Cap Value Fund. From 2005 to 2009, he was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price’s Fixed Income Division where he also covered utilities and power generation. Prior to joining the firm in 1990, Mark had five years of auditing experience with Price Waterhouse LLP. Mark earned a BS from the University of Delaware and has obtained the Chartered Financial Analyst and Certified Public Accountant designations.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and is head of the T. Rowe Price U.S. Equity Division and Chairman of the Equity Steering Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

William Blair Segment. W. George Greig is responsible for the day-to-day management of the portion of the Portfolio managed by William Blair. Mr.Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on

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separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: BS, Massachusetts Institute of Technology; MBA, Wharton School of the University of Pennsylvania.

LSV Segment. The portfolio managers responsible for the day-to-day management of the portion of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 31 years of investment and research experience.

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 20 years of investment experience.

Mr. Mansharamani, CFA has served as a Partner and Portfolio Manager of LSV since 2006 and as a Senior Quantitative Analyst of LSV since 2000. He has more than 12 years of investment experience.

PIMCO Segment. Mihir Worah, Scott Mather, and Chris Dialynas are the portfolio managers responsible for the portion of the Portfolio managed by PIMCO.

Mr. Worah is a managing director in the Newport Beach office, a portfolio manager, and head of the Real Return portfolio management team. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has 10 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

Mr. Mather is a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 17 years of investment experience and holds a master’s degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Mr. Dialynas is a managing director in the Newport Beach office, a portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed-income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has 33 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from Pomona College. He joined PIMCO in 1980.

QMA Segment. Marcus Perl and Edward L. Campbell are primarily responsible for the day-to-day management of the portion of the Portfolio directly managed by Prudential Investments.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

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Joel M. Kallman, CFA, is a Senior Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team’s investment committee. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

AST BlackRock Global Strategies Portfolio

Phil Green, Managing Director, is co-head of the Global Multi-Asset Strategies team in BlackRock’s Multi-Asset Client Solutions (BMACS) group. BMACS is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is the lead portfolio manager for BlackRock’s Asset Allocation Fund, Hedged Equity Platform, Prepared Portfolios (Target Date/Target Risk) and other multi-asset retail and institutional portfolios. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was responsible for a variety of asset allocation and equity strategies. Prior to joining MLIM, Mr. Green was a Managing Director at Bankers Trust Company. During his career, Mr. Green has helped build and lead a quantitative equity team, an active asset allocation team and a currency overlay team. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing.

Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.

AST Dynamic Asset Allocation Portfolios

  AST Balanced Asset Allocation Portfolio
  AST Capital Growth Asset Allocation Portfolio
  AST Preservation Asset Allocation Portfolio

PI typically uses teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios’ activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI. Brian Ahrens is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.

Andrei Marinich is a senior research analyst focused on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.

QMA. Marcus Perl, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

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Edward L. Campbell, CFA, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Principal of QMA. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Joel M. Kallman, CFA, is a Senior Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team’s investment committee. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio

Robert F. Carey, Roger F. Testin, Jon C. Erickson, David G. McGarel, Todd W. Larson, Eric Maisel, William Housey, Scott Fries and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of each Portfolio. Mr. Larson, Mr. Maisel, Mr. Housey and Mr. Fries are only responsible for the fixed income portions of the AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio.

Mr. Lindquist rejoined First Trust in 2004 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and a Senior Vice President of First Trust and a Senior Vice President of FTP. As First Trust’s Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust’s general investment philosophy.

Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Mr. Testin has been with First Trust since 2001 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund’s portfolio.

Mr. Larson has been with First Trust since 2007 and is a Vice President of First Trust and FTP. Mr. Larson is responsible for managing each of the AST First Trust Balanced Target and AST First Trust Capital Appreciation Target Portfolios fixed-income portions. Prior to joining First Trust, Mr. Larson was a portfolio manager at ABN AMRO Asset Management.

Mr. Housey has been with First Trust since 2010 and is a Senior Vice President of First Trust. Mr. Housey is responsible for managing senior loans in the portfolios. Prior to joining First Trust, Mr. Housey was Executive Director and Co-portfolio manager at Van Kampen Funds, Inc.

Mr. Fries has been with First Trust since 2010 and is a Vice President of First Trust. Mr. Fries is responsible for managing senior loans in the portfolios. Prior to joining First Trust, Mr. Fries was Executive Director and Co-portfolio manager at Van Kampen Funds, Inc.

Mr. Maisel, has been with First Trust since 2008 and is a Vice President of First Trust. Mr. Maisel is responsible for managing each of the AST First Trust Balanced Target and AST First Trust Capital Appreciation Target Portfolios fixed-income portions. Prior to joining First Trust, Mr. Maisel was a senior portfolio manager at Pioneer Investments.

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AST JPMorgan Strategic Opportunities Portfolio

Patrik Jakobson, managing director, is a portfolio manager with JP Morgan’s Global Multi-Asset Group (GMAG). He is a member of the Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. An employee since 1987, Patrik has served as a portfolio manager for the firm’s global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. He previously managed equity portfolios and worked as a research analyst specializing in the retailing industry in corporate finance. Patrik earned a BA in economics from Harvard University and an MBA in finance from the Wharton School of Business.

Neill Nuttall joined JPMorgan in 1984. Neill is CIO and head of the GMAG, with particular responsibility for Global Tactical Asset Allocation, Total Return and Convertible Bond portfolios. Prior to joining GMAG he worked for Jardine Fleming in Hong Kong as head of currency, Asian fixed income and convertible bond management, and more recently as a qualitative portfolio manager in the Currency Group in London. Previously, he worked for Standard Chartered Bank in Hong Kong and Thailand.

Nicole Fazio, CFA, vice president, is a portfolio manager in the Global Multi-Asset Group (GMAG) based in New York. An employee since 2003, she is responsible for manager research and portfolio construction. Nicole also focuses on portfolio management and implementation of tactical asset allocation strategy across GMAG’s accounts, as well as strategic asset allocation.  Previously, she was a junior client portfolio manager within the group, helping to support the global asset allocation and balanced portfolios. Nicole holds a BS in Finance from Boston College and is a CFA charterholder

AST Schroders Global Tactical Portfolio

Johanna Kyrklund, CFA, is Schroders’ Head of Multi-Asset Investments. She has been with Schroders since 2007 and is responsible for investment on behalf of all multi-asset clients. She is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund and AST Schroders Multi-Asset World Strategies Portfolio. Ms. Kyrklund was formerly fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asset Management (1997-2005).

Philip Chandler, CFA, is based in New York, and is a fund manager in the multi-asset team focusing on North American clients. He also provides specialized fixed income market coverage for the global Multi Asset team. Mr. Chandler joined Schroders in 2003. Initially, he was part of the Fixed Income government bond team before transferring to the Multi Asset team in 2009. CFA Charterholder (2006). MA Oxf, Philosophy, Politics & Economics, University of Oxford.

Aymeric Forest, CFA, joined Schroders in May 2011 as a fund manager in the multi-asset team and as a member of the Global Asset Allocation Committee. Prior to joining Schroders, Aymeric was Global Head of Global Investment Solutions at BBVA in Madrid, being responsible for multi asset products.From 2002 to 2009 he worked in London at ABN AMRO Asset Management, Fortis Investments (merger in 2008) and then BNP Paribas Investment Partners (merger in 2009), CFA Charter holder, DESS and Master degree in Finance, Université Nancy 2.

AST Schroders Multi-Asset World Strategies Portfolio

Johanna Kyrklund, CFA is Schroders’ Head of Multi Asset Investment. She has been with the organization Schroders since 2007 and is responsible for investment on behalf of all multi-asset clients. She is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund. Formerly, fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asst Management (1997-2005).

Michael Spinks, CFA has been with the organization Schroders since 2004 and is responsible for investment on behalf of all US and UK multi-asset clients, is co-fund manager of Schroders Diversified Growth Fund and fund manager of the Diversified Completion Fund. From 1996-2004, was with Watson Wyatt, specializing in consulting to investment managers.

AST Tactical Asset Allocation Portfolios

  AST CLS Moderate Asset Allocation Portfolio
  AST Horizon Growth Asset Allocation Portfolio
  AST Horizon Moderate Asset Allocation Portfolio

Subject to the description of the investment process for the Tactical Asset Allocation Portfolios contained in this Prospectus, Brian Ahrens is a portfolio manager for the AST Tactical Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the

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allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.

AST CLS Moderate Asset Allocation Portfolio

CLS utilizes a team approach for setting target asset allocations and selecting Underlying ETFs for the AST Moderate Asset Allocation Portfolio as described in this Prospectus, and from the team the Portfolio is assigned a lead and co-manager. The CLS portfolio management team includes: J.J.Schenkelberg CFA and Scott Kubie CFA.

Ms. Schenkelberg, Senior Portfolio Manager of CLS, is primarily responsible for the day to day management of the portfoio. Ms. Schenkelberg joined CLS in 2004. She received an MBA from Creighton University.

Mr. Kubie has worked for CLS since March 2001 as Chief Strategist with CLS and its predecessor. Mr. Kubie also teaches Principles of Investments at the University of Nebraska—Omaha.

AST Horizon Growth Asset Allocation Portfolio & AST Horizon Moderate Asset Allocation Portfolio

The portfolio managers primarily responsible for setting target asset allocations and selecting Underlying ETFs for the AST Horizon Growth Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio as described in this Prospectus are Robert J. Cannon, and Jeffrey J. Roach, PhD.

Mr. Cannon is President, CEO, Co-Founder and Managing Member of Horizon. He is a graduate of Furman University. Mr. Roach joined Horizon in 2006 and is Chief Economist at Horizon. He is a graduate of Bob Jones University and Clemson University.

AST T. Rowe Price Asset Allocation Portfolio

The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio’s investment program. Charles M. Shriver, CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio’s overall investment strategy, as well as the allocation of the Portfolio’s assets. Charles Shriver is a Vice President of T. Rowe Price and a Portfolio Manager within the Asset Allocation Group. He has been with the firm since 1991.

Ken D. Uematsu, CFA is a Vice President of T. Rowe Price and a portfolio manager and quantitative analyst in the U.S. Quantitative Equity Group. He is responsible for the Portfolio’s U.S. small cap equity investments. Ken joined the firm in 1997 as a portfolio assistant in the Fixed Income Division and later moved to the position of investment liaison. In 2000, he joined the Equity Division as an associate research analyst.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio’s foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm’s Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio’s high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio’s U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm’s equity research analysts.

Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of U.S. Equity Research and a member of the firm’s Equity Steering Committee. Anna is responsible for implementing the Portfolio’s overall strategy. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

Paul A. Karpers, CFA is a Vice President of T. Rowe Price and a high yield portfolio manager in the Fixed Income Division. He is responsible for the Portfolio’s investments in high-yield securities. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia.

Michael J. Conelius, CFA, is a Vice President of T. Rowe Price and is responsible for the Portfolio’s emerging market debt securities investments. Mr. Conelius joined the firm in 1988.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund’s Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the “contracts”). Therefore, the insurance companies purchasing Portfolio shares (the “participating insurance companies”), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund’s transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund’s policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute

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any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund’s frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022 and 2023 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder’s account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner’s account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio’s investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

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Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board’s Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower’s or lessee’s ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

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Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Fund currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Fund has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is included in the Fund’s SAI and on the Fund’s website.

Legal Proceedings

Commencing in 2003, Prudential Financial, Inc. and its subsidiaries (collectively, the “Company”) received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these previously disclosed investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. The Company acquired ASISI from Skandia Insurance Company Ltd (publ) (“Skandia”) in May 2003. Subsequent to the acquisition, the Company implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party which conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Fund’s Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the Acquisition Agreement pursuant to which the Company acquired ASISI from Skandia, the Company was indemnified for the settlements.

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.

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The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI’s, AST’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified.

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AST ADVANCED STRATEGIES PORTFOLIO
	Year Ended December 31,
	2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.93	$9.73	$7.96	$11.76	$10.80
Income (Loss) From Investment Operations:
Net investment income	0.17	0.12	0.17	0.28	0.17
Net realized and unrealized gain (loss) on investments	(0.16)	1.20	1.87	(3.67)	0.85
Total from investment operations	0.01	1.32	2.04	(3.39)	1.02
Less Distributions:	(0.10)	(0.12)	(0.27)	(0.41)	(0.06)
Net Asset Value, end of year	$10.84	$10.93	$9.73	$7.96	$11.76
Total Return(a)	0.11%	13.71%	26.20%	(29.74)%	9.41%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,784.3	$3,505.8	$2,021.8	$950.8	$1,538.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.97%	1.02%	1.05%(d)	1.00%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.99%	0.99%	1.03%	1.05%(d)	1.00%(d)
Net investment income	1.74%	1.59%	1.97%	2.65%	2.55%
Portfolio turnover rate	221%	155%	222%	423%	310%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Includes interest expense of 0.03% and 0.01% for the years ended December 31, 2008 and 2007, respectively.

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AST BALANCED ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.11	$9.98	$8.23	$12.06	$11.08
Income (Loss) From Investment Operations:
Net investment income	0.12	0.08	0.17	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.25)	1.14	1.73	(3.56)	0.87
Total from investment operations	(0.13)	1.22	1.90	(3.35)	1.04
Less Distributions:	(0.07)	(0.09)	(0.15)	(0.48)	(0.06)
Net Asset Value, end of year	$10.91	11.11	9.98	8.23	$12.06
Total Return(a)	(1.22)%	12.31%	23.30%	(28.76)%	9.36%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,447.4	$6,887.8	$4,612.5	$1,344.7	$1,622.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Net investment income	1.06%	0.80%	1.91%	1.98%	1.48%
Portfolio turnover rate	71%	34%	34%	90%	32%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

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AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
April 29, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.06
Net realized and unrealized gain (loss) on investments	(0.79)
Total from investment operations	(0.73)
Net Asset Value, end of period	$9.27
Total Return(a)	(7.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.15%(d)
Net investment income	1.10%(d)
Portfolio turnover rate	314%(e)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Commencement of operations.

(d) Annualized.

(e) Not annualized.

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AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,				November 19, 2007(c) through December 31, 2007(d)
	2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.96	$8.95	$7.28	$10.06	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.06	0.06	0.13	0.01	0.11
Net realized and unrealized gain (loss) on investments	(0.24)	1.00	1.57	(2.78)	(0.05)
Total from investment operations	(0.18)	1.06	1.70	(2.77)	0.06
Less Distributions:	(0.18)	(0.05)	(0.03)	(0.01)	–
Net Asset Value, end of year	$9.60	$9.96	8.95	$7.28	$10.06
Total Return(a)	(1.82)%	11.92%	23.39%	(27.56)%	0.60%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,196.5	$1,974.6	$877.4	$141.0	$7.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.23%	0.23%	0.27%	0.41%(e)	0.40%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.32%	0.32%	0.33%	0.46%(e)	8.31%(f)
Net investment income	0.72%	0.66%	1.61%	1.53%	9.31%(f)
Portfolio turnover rate	113%	44%	44%	178%	19%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Includes 0.01% of loan interest expense.

(f) Annualized.

(g) Not annualized.

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AST FIRST TRUST BALANCED TARGET PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.76	$8.69	$7.33	$11.59	$10.72
Income (Loss) From Investment Operations:
Net investment income	0.21	0.22	0.24	0.35	0.31
Net realized and unrealized gain (loss) on investments	(0.35)	1.00	1.45	(4.24)	0.61
Total from investment operations	(0.14)	1.22	1.69	(3.89)	0.92
Less Distributions:	(0.16)	(0.15)	(0.33)	(0.37)	(0.05)
Net Asset Value, end of year	$9.46	$9.76	$8.69	$7.33	$11.59
Total Return(a)	(1.51)%	14.36%	23.85%	(34.49)%	8.56%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,784.0	$2,787.4	$1,671.8	$690.4	$1,339.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%	0.94%	0.98%	0.98%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.99%	0.98%	0.96%
Net investment income	2.33%	2.46%	3.08%	3.58%	2.70%
Portfolio turnover rate	130%	62%	49%	119%	38%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

111

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.91	$8.42	$6.86	$11.80	$10.62
Income (Loss) From Investment Operations:
Net investment income	0.15	0.14	0.15	0.24	0.19
Net realized and unrealized gain (loss) on investments	(0.76)	1.44	1.60	(4.96)	1.02
Total from investment operations	(0.61)	1.58	1.75	(4.72)	1.21
Less Distributions:	(0.10)	(0.09)	(0.19)	(0.22)	(0.03)
Net Asset Value, end of year	$9.20	$9.91	$8.42	$6.86	$11.80
Total Return(a)	(6.22)%	19.02%	25.98%	(40.71)%	11.42%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,253.6	$4,030.3	$2,419.5	$788.0	$1,676.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.93%	0.97%	0.98%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.98%	0.98%	0.96%
Net investment income	1.43%	1.61%	2.00%	2.08%	1.68%
Portfolio turnover rate	150%	89%	58%	134%	47%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

112

AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
	Year Ended December 31,
	2011	2010	2009	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.98	$12.15	$10.86	$13.77	$13.57
Income (Loss) From Investment Operations:
Net investment income	0.22	0.12	0.02	0.10	0.12
Net realized and unrealized gain (loss) on investments	(0.19)	0.76	2.26	(2.41)	0.19
Total from investment operations	0.03	0.88	2.28	(2.31)	0.31
Less Distributions:	(0.11)	(0.05)	(0.99)	(0.60)	(0.11)
Capital Contributions (Note 4):	–(d)	–	–	–	–
Net Asset Value, end of year	$12.90	$12.98	$12.15	$10.86	$13.77
Total Return(a)	0.23%	7.32%	22.02%	(17.68)%	2.24%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,004.9	$2,071.9	$1,710.7	$811.6	$437.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.24%(e)	1.24%(e)	1.13%	1.14%	0.94%
Expenses Before Waivers and/or Expense Reimbursement	1.27%(e)	1.26%(e)	1.14%	1.14%	0.94%
Net investment income	1.69%	1.08%	0.60%	1.33%	0.86%
Portfolio turnover rate	116%	211%	75%	99%	169%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Less than $0.005 per share.

(e) The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.11% and 0.11% for the years ended December 31, 2011 and 2010, respectively.

113

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.75	$10.78	$9.10	$11.78	$10.84
Income (Loss) From Investment Operations:
Net investment income	0.16	0.13	0.27	0.24	0.22
Net realized and unrealized gain (loss) on investments	(0.04)	1.00	1.54	(2.47)	0.75
Total from investment operations	0.12	1.13	1.81	(2.23)	0.97
Less Distributions:	(0.11)	(0.16)	(0.13)	(0.45)	(0.03)
Net Asset Value, end of year	$11.76	$11.75	$10.78	$9.10	$11.78
Total Return(a)	0.99%	10.57%	20.04%	(19.55)%	8.91%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,854.6	$5,299.9	$3,666.5	$1,340.8	$714.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.17%	0.17%	0.17%	0.18%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.17%	0.17%	0.17%	0.18%
Net investment income	1.34%	1.13%	2.71%	2.29%	1.95%
Portfolio turnover rate	58%	24%	21%	58%	67%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

114

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO ( FORMERLY AST CLS GROWTH ASSET ALLOCATION PORTFOLIO )
	Year Ended December 31,				November 19, 2007(c) through December 31, 2007(d)
	2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.71	$9.40	$7.44	$11.53	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.06	0.05	0.10	0.06	0.10
Net realized and unrealized gain (loss) on investments	(0.31)	1.29	1.90	(4.12)	1.43
Total from investment operations	(0.25)	1.34	2.00	(4.06)	1.53
Less Distributions:	(0.12)	(0.03)	(0.04)	(0.03)	–
Net Asset Value, end of period	$10.34	$10.71	9.40	$7.44	$11.53
Total Return(a)	(2.39)%	14.34%	27.02%	(35.30)%	15.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,613.7	$1,586.4	$603.7	$73.3	$13.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.23%	0.24%	0.31%	0.41%(e)	0.53%(e)(f)
Expenses Before Waivers and/or Expense Reimbursement	0.32%	0.32%	0.36%	0.50%(e)	5.73%(e)(f)
Net investment income	0.61%	0.52%	1.11%	1.57%	7.84%(f)
Portfolio turnover rate	133%	60%	48%	219%	80%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Includes loan interest of 0.01% and 0.13% for the year ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

(f) Annualized.

(g) Not annualized.

115

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.50	$12.17	$9.69	$15.33	$15.01
Income (Loss) From Investment Operations:
Net investment income	0.27	0.33	0.31	0.29	0.30
Net realized and unrealized gain (loss) on investments	(0.73)	1.09	2.35	(4.54)	1.04
Total from investment operations	(0.46)	1.42	2.66	(4.25)	1.34
Less Distributions:	(0.30)	(0.09)	(0.18)	(1.39)	(1.02)
Net Asset Value, end of year	$12.74	$13.50	$12.17	$9.69	$15.33
Total Return(a)	(3.52)%	11.78%	27.73%	(30.24)%	8.99%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,612.7	$2,702.7	$1,072.1	$159.6	$214.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.23%	1.35%	1.28%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.24%	1.25%	1.35%	1.28%	1.10%
Net investment income	2.14%	2.60%	2.76%	2.25%	1.91%
Portfolio turnover rate	161%	123%	142%	264%	223%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

116

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.05	$15.45	$12.75	$18.05	$17.64
Income (Loss) From Investment Operations:
Net investment income	0.27	0.29	0.28	0.39	0.42
Net realized and unrealized gain (loss) on investments	0.07	1.47	2.75	(4.88)	0.69
Total from investment operations	0.34	1.76	3.03	(4.49)	1.11
Less Distributions:	(0.18)	(0.16)	(0.33)	(0.81)	(0.70)
Capital Contributions (Note 4):	–(d)	–	–	–	–
Net Asset Value, end of year	$17.21	$17.05	$15.45	$12.75	$18.05
Total Return(a)	1.98%	11.53%	24.14%	(25.94)%	6.32%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,259.7	$3,523.9	$1,794.6	$693.5	$1,004.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.96%	0.99%	0.98%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	1.01%	0.98%	0.97%
Net investment income	1.84%	1.84%	2.03%	2.50%	2.27%
Portfolio turnover rate	92%	51%	55%	122%	88%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Less than $0.005 per share.

117

APPENDIX

Asset Allocations for HORIZON Growth Asset Allocation Portfolio as of January 31, 2012

Asset Class and Investment Category	Horizon Growth Asset Allocation*	Allocation Guideline Established by PI
Core Equities		60%-80%
Domestic Large & Mid Cap		30%-80%
Large & Mid Cap Value	26.291%	15%-40%
Large & Mid Cap Growth	24.477%	15%-40%
Domestic Small Cap		0%-7%
Small Cap Value	2.263%	0%-7%
Small Cap Growth	2.853%	0%-7%
International Large Cap		0%-20%
Value	5.555%	0%-20%
Growth	5.973%	0%-20%
Core Domestic Fixed-Income		20%-40%
Domestic Fixed-Income (Core Bonds)	11.722%	10%-40%
Cash/Money Market Instruments	12.749%	0%-30%
“Off-Benchmark” Investment Categories	8.118%	0%-10%

* Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

Asset Allocations for Moderate Asset Allocation Portfolios as of January 31, 2012

Asset Class and Investment Category	AST CLS Moderate Asset Allocation*	AST Horizon Moderate Asset Allocation*	Allocation Guideline Established by PI
Core Equities			40%-60%
Domestic Large & Mid Cap			20%-60%
Large & Mid Cap Value	13.178%	17.334%	10%-30%
Large & Mid Cap Growth	16.273%	15.332%	10%-30%
Domestic Small Cap			0%-6%
Small Cap Value	0.000%	1.732%	0%-6%
Small Cap Growth	5.054%	2.135%	0%-6%
International Large Cap			0%-15%
Value	4.983%	5.240%	0%-10%
Growth	9.228%	5.987%	0%-10%
Core Domestic Fixed-Income			40%-60%
Domestic Fixed-Income (Core Bonds)	26.995%	22.053%	20%-60%
Cash/Money Market Instruments	14.351%	21.703%	0%-40%
“Off-Benchmark” Investment Categories	9.938%	8.485%	0%-10%

* Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

Underlying Portfolio Weights for Tactical Asset Allocation Portfolios as of January 31, 2012

AST CLS Moderate Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities
Domestic Large & Mid-Cap Value	AST Large-Cap Value	5.801%

118

AST CLS Moderate Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
	AST Blackrock Value Portfolio	3.852%
	AST Jennison Large Cap Value	1.855%
	AST Goldman Sachs Large Cap Value Portfolio	1.246%
	AST Mid-Cap Value Portfolio	-0.005%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	-5.314%
	AST T. Rowe Price Large-Cap Growth	-2.276%
	AST Jennison Large Cap Growth	3.926%
	AST MFS Growth Portfolio	2.357%
	AST Goldman Sachs Concentrated Growth Portfolio	1.636%
	AST Neuberger Berman Mid-Cap Growth	-0.249%
	AST Goldman Sachs Mid-Cap Growth Portfolio	0.193%
Domestic Small-Cap Growth	AST Small-Cap Growth	2.714%
	AST Federated Aggressive Growth	-2.661%
International Large-Cap Value	AST International Value	-0.017%
	AST JP Morgan International Equity	0.000%
International Large-Cap Growth	AST International Growth	0.228%
Core Domestic Fixed-Income Securities
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	-11.516%
	AST Western Asset Core Plus Bond Portfolio	5.392%
	AST Lord Abbett Core Fixed Income Portfolio	4.029%
	AST Neuberger Berman Core Bond Portfolio	2.689%
	AST Prudential Core Bond Portfolio	5.400%
Cash/Money Market Instruments	AST Money Market	-6.649%
“Off-Benchmark” Investments
	ISHARES MSCI GERMANY INDEX (EWG)	0.999%
	ISHARES TR FTSE (FXI)	1.510%
	iShares MSCI Emerging Market Index (EEM)	1.007%
	iShares S&P Global Technology Sect.(IXN)	0.445%
	ISHARES DJ US HEALTHCARE SEC (IYH)	0.497%
	ISHARES IBOXX H/Y CORP BOND (HYG)	1.491%
	SPDR KBW BANK ETF (KBE)	0.999%
	ENERGY SELECT SECTOR SPDR (XLE)	0.992%
	TECHNOLOGY SELECT SECTOR (XLK)	1.502%
	VANGUARD HEALTH CARE (VHT)	0.498%

* Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

AST Horizon Growth Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight *
Core Equities
Domestic Large & Mid-Cap Value	AST Large-Cap Value	4.323%
	AST Blackrock Value	7.693%
	AST Jennison Large Cap Value	3.713%
	AST Goldman Sachs Large Cap Value Portfolio	2.468%
	AST Mid-Cap Value Portfolio	0.347%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	-11.430%

119

AST Horizon Growth Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight *
	AST T. Rowe Price Large-Cap Growth	-5.720%
	AST Jennison Large Cap Growth	5.900%
	AST MFS Growth	3.551%
	AST Goldman Sachs Concentrated Growth Portfolio	2.458%
	AST Neuberger Berman Mid-Cap Growth	-0.572%
	AST Goldman Sachs Mid-Cap Growth Portfolio	0.290%
Domestic Small-Cap Value	AST Goldman Sachs Small Cap Value Fund	0.662%
	AST Small Cap Value	1.600%
Domestic Small-Cap Growth	AST Small-Cap Growth	1.593%
	AST Federated Aggressive Growth	1.261%
International Large-Cap Value	AST International Value	-0.445%
	AST JP Morgan International Equity	0.000%
International Large-Cap Growth	AST International Growth	-2.027%
Core Domestic Fixed-Income/Cash
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	-23.885%
	AST Western Asset Core Plus Bond	2.342%
	AST Lord Abbett Core Fixed Income Portfolio	1.751%
	AST Neuberger Berman Core Bond Portfolio	1.168%
	AST Prudential Core Bond Portfolio	2.345%
Cash/Money Market Instruments	AST Money Market	9.749%
“Off-Benchmark” Investments
	ISHARES BARCLAYS AGGREGATE (AGG)	0.739%
	POWERSHARES QQQ TRUST SER. 1 (QQQ)	2.733%
	SPDR TRUST SERIES 1 (SPY)	2.423%
	HEALTH CARE SELECT SECTOR (XLV)	0.700%
	CONSUMER STAPLES (XLP)	0.841%
	FINANCIAL SELECT SECTOR SPDR (XLF)	0.682%

* Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

AST Horizon Moderate Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities
Domestic Large & Mid-Cap Value	AST Large-Cap Value	1.829%
	AST Blackrock Value	5.064%
	AST Jennison Large Cap Value	2.456%
	AST Goldman Sachs Large Cap Value Portfolio	1.624%
	AST Mid-Cap Value	0.162%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	-9.599%
	AST T. Rowe Price Large-Cap Growth	-5.215%
	AST Jennison Large Cap Growth	3.692%
	AST MFS Growth	2.223%
	AST Goldman Sachs Concentrated Growth Portfolio	1.544%
	AST Neuberger Berman Mid-Cap Growth	-0.495%
	AST Goldman Sachs Mid-Cap Portfolio	0.183%
Domestic Small-Cap Value	AST Goldman Sachs Small Cap Value Fund	0.500%

120

AST Horizon Moderate Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
	AST Small-Cap Value	1.232%
Domestic Small-Cap Growth	AST Small-Cap Growth	1.152%
	AST Federated Aggressive Growth	0.982%
International Large-Cap Value	AST International Value	2.240%
	AST JP Morgan International Equity	0.000%
International Large-Cap Growth	AST International Growth	1.987%
Core Domestic Fixed-Income/Cash
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	-39.257%
	AST Western Asset Core Plus Bond	4.406%
	AST Lord Abbett Core Fixed Income Portfolio	3.294%
	AST Neuberger Berman Core Bond Portfolio	2.197%
	AST Prudential Core Bond Portfolio	4.412%
Cash/Money Market Instruments	AST Money Market	18.703%
“Off-Benchmark” Investments
	ISHARES BARCLAYS AGGREGATE (AGG)	0.907%
	POWERSHARES QQQ TRUST SER. 1 (QQQ)	2.982%
	SPDR TRUST SERIES 1 (SPY)	2.822%
	HEALTH CARE SELECT SECTOR (XLV)	0.640%
	CONSUMER STAPLES (XLP)	0.753%
	FINANCIAL SELECT SECTOR SPDR (XLF)	0.382%

* Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

121

GLOSSARY: PORTFOLIO INDEXES

MSCI World Index (GD). The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Australasia, and the Far East. The Portfolio utilizes the GD (gross dividends) version of the Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Standard & Poor’s 500 Index. The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor’s Corporation.

AST Advanced Strategies Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Capital Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays Capital US TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Dow Jones Wilshire REIT Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST CLS Moderate Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (40%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (50%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST First Trust Balanced Target Portfolio Primary Blended Index. The Primary Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (20%), and the Barclays Capital U.S. Corporate Investment Grade Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST First Trust Balanced Target Portfolio Secondary Blended Index. The Secondary Blended Index consists of the Standard & Poor’s 500 Index (65%) and the Dow Jones Corporate Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST First Trust Capital Appreciation Target Portfolio Primary Blended Index. The Primary Blended Index consists of the Russell 3000 Index (55%), the MSCI EAFE Index (25%) and the Barclays Capital U.S. Corporate Investment Grade Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST First Trust Capital Appreciation Target Portfolio Secondary Blended Index. The Secondary Blended Index consists of the Standard & Poor’s 500 Index (80%) and the Dow Jones Corporate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST JPMorgan Strategic Opportunities Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (27%), Barclays Capital U.S. Aggregate Bond Index (50%) the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%) and the 3-Month US Treasury Bill Index (10%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.

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AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays Capital U.S. Aggregate Bond Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Schroders Multi-Asset World Strategies Portfolio Blended Index. The Blended Index consists of the MSCI World Index (70%) and the US Three-Month Libor (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudentialannuities.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-05186